                                                                Exhibit 10(x)(3)

                                                                  LOAN NO. 58036

                                                           SERVICING NO. 3180114

================================================================================

                                 LOAN AGREEMENT

                            Dated as of April 2, 2004

                                     Between

                         ASHWORTH EDC, LLC, as grantor,
                                   as Borrower

                                       and

                             BANK OF AMERICA, N.A.,
                                    as Lender

================================================================================

                                TABLE OF CONTENTS

                                                                                              PAGE
                                                                                              ----
ARTICLE 1 DEFINITIONS; PRINCIPLES OF CONSTRUCTION........................................       1
   Section 1.1.   Definitions............................................................       1
   Section 1.2.   Principles of Construction.............................................      11

ARTICLE 2 GENERAL TERMS..................................................................      11
   Section 2.1.   The Loan...............................................................      11
   Section 2.2.   Disbursement to Borrower...............................................      11
   Section 2.3.   The Note, Mortgage and Loan Documents..................................      12
   Section 2.4.   Loan Payments..........................................................      12
   Section 2.5.   Loan Prepayments.......................................................      12

ARTICLE 3 CONDITIONS PRECEDENT...........................................................      12
   Section 3.1.   Conditions Precedent...................................................      12

ARTICLE 4 REPRESENTATIONS AND WARRANTIES.................................................      12
   Section 4.1.   Organization...........................................................      12
   Section 4.2.   Status of Borrower.....................................................      12
   Section 4.3.   Validity of Documents..................................................      13
   Section 4.4.   No Conflicts...........................................................      13
   Section 4.5.   Litigation.............................................................      13
   Section 4.6.   Agreements.............................................................      14
   Section 4.7.   Solvency...............................................................      14
   Section 4.8.   Full and Accurate Disclosure...........................................      14
   Section 4.9.   No Plan Assets.........................................................      15
   Section 4.10.  Not a Foreign Person...................................................      15
   Section 4.11.  Enforceability.........................................................      15
   Section 4.12.  Business Purposes......................................................      15
   Section 4.13.  Compliance.............................................................      15
   Section 4.14.  Financial Information..................................................      16
   Section 4.15.  Condemnation...........................................................      16
   Section 4.16.  Utilities and Public Access; Parking...................................      16
   Section 4.17.  Separate Lots..........................................................      16
   Section 4.18.  Assessments............................................................      16
   Section 4.19.  Insurance..............................................................      17
   Section 4.20.  Use of Property........................................................      17
   Section 4.21.  Certificate of Occupancy; Licenses.....................................      17
   Section 4.22.  Flood Zone.............................................................      17
   Section 4.23.  Physical Condition.....................................................      17
   Section 4.24.  Boundaries.............................................................      18
   Section 4.25.  The Ashworth Lease.....................................................      18
   Section 4.26.  Filing and Recording Taxes.............................................      18
   Section 4.27.  Intentionally Deleted..................................................      19
   Section 4.28.  Illegal Activity.......................................................      19

   Section 4.29.  Construction Expenses..................................................      19
   Section 4.30.  Personal Property......................................................      19
   Section 4.31.  Taxes..................................................................      19
   Section 4.32.  Permitted Encumbrances.................................................      19
   Section 4.33.  Federal Reserve Regulations............................................      19
   Section 4.34.  Investment Company Act.................................................      20
   Section 4.35.  Reciprocal Easement Agreements.........................................      20
   Section 4.36.  No Change in Facts or Circumstances; Disclosure........................      20
   Section 4.37.  Intellectual Property..................................................      21
   Section 4.38.  Compliance with Anti-Terrorism Laws....................................      21
   Section 4.39.  Patriot Act............................................................      21
   Section 4.40.  Survival...............................................................      22

ARTICLE 5 BORROWER COVENANTS.............................................................      22
   Section 5.1.   Existence; Compliance with Legal Requirements..........................      22
   Section 5.2.   Maintenance and Use of Property........................................      23
   Section 5.3.   Waste..................................................................      23
   Section 5.4.   Taxes and Other Charges................................................      23
   Section 5.5.   Litigation.............................................................      24
   Section 5.6.   Access to Property.....................................................      24
   Section 5.7.   Notice of Default......................................................      24
   Section 5.8.   Cooperate in Legal Proceedings.........................................      24
   Section 5.9.   Performance by Borrower................................................      24
   Section 5.10.  Awards; Insurance Proceeds.............................................      25
   Section 5.11.  Financial Reporting....................................................      25
   Section 5.12.  Estoppel Statement.....................................................      26
   Section 5.13.  Leasing Matters........................................................      27
   Section 5.14.  Property Management....................................................      29
   Section 5.15.  Liens..................................................................      30
   Section 5.16.  Debt Cancellation......................................................      30
   Section 5.17.  Zoning.................................................................      30
   Section 5.18.  ERISA..................................................................      30
   Section 5.19.  No Joint Assessment....................................................      31
   Section 5.20.  Reciprocal Easement Agreements.........................................      31

ARTICLE 6 ENTITY COVENANTS...............................................................      31
   Section 6.1.   Single Purpose Entity/Separateness.....................................      31
   Section 6.2.   Change of Name, Identity or Structure..................................      35
   Section 6.3.   Business and Operations................................................      35

ARTICLE 7 NO SALE OR ENCUMBRANCE.........................................................      35
   Section 7.1.   Transfer Definitions...................................................      35
   Section 7.2.   No Sale/Encumbrance....................................................      36
   Section 7.3.   Permitted Transfers....................................................      36
   Section 7.4.   Lender's Rights........................................................      37
   Section 7.5.   Assumption.............................................................      37

   Section 7.6.   Release Parcel.........................................................      39

ARTICLE 8 INSURANCE; CASUALTY; CONDEMNATION; RESTORATION.................................      43
   Section 8.1.   Insurance..............................................................      43
   Section 8.2.   Casualty...............................................................      46
   Section 8.3.   Condemnation...........................................................      46
   Section 8.4.   Restoration............................................................      47

ARTICLE 9 RESERVE FUNDS..................................................................      51
   Section 9.1.   Intentionally Deleted..................................................      51
   Section 9.2.   Replacements...........................................................      51
   Section 9.3.   Tenant Improvements and Leasing Commissions............................      52
   Section 9.4.   Required Work..........................................................      52
   Section 9.5.   Release of Reserve Funds...............................................      54
   Section 9.6.   Tax and Insurance Reserve Funds........................................      57
   Section 9.7.   Reserve Funds Generally................................................      58

ARTICLE 10 CASH MANAGEMENT...............................................................      61
   Section 10.1.  Intentionally Deleted..................................................      61

ARTICLE 11 EVENTS OF DEFAULT; REMEDIES...................................................      61
   Section 11.1.  Event of Default.......................................................      61
   Section 11.2.  Remedies...............................................................      63

ARTICLE 12 ENVIRONMENTAL PROVISIONS......................................................      63
   Section 12.1.  Environmental Representations and Warranties...........................      63
   Section 12.2.  Environmental Covenants................................................      64
   Section 12.3.  Lender's Rights........................................................      65
   Section 12.4.  Operations and Maintenance Programs....................................      65
   Section 12.5.  Environmental Definitions..............................................      65

ARTICLE 13 SECONDARY MARKET..............................................................      66
   Section 13.1.  Transfer of Loan.......................................................      66
   Section 13.2.  Delegation of Servicing................................................      66
   Section 13.3.  Dissemination of Information...........................................      66
   Section 13.4.  Cooperation............................................................      67

ARTICLE 14 INDEMNIFICATIONS..............................................................      67
   Section 14.1.  General Indemnification................................................      67
   Section 14.2.  Mortgage and Intangible Tax Indemnification............................      68
   Section 14.3.  ERISA Indemnification..................................................      68
   Section 14.4.  Survival...............................................................      68

ARTICLE 15 EXCULPATION...................................................................      68
   Section 15.1.  Exculpation............................................................      68

ARTICLE 16 NOTICES.......................................................................      71
   Section 16.1.  Notices................................................................      71

ARTICLE 17 FURTHER ASSURANCES............................................................      72
   Section 17.1.  Replacement Documents..................................................      72
   Section 17.2.  Recording of Mortgage, etc.............................................      73
   Section 17.3.  Further Acts, etc......................................................      73
   Section 17.4.  Changes in Tax, Debt, Credit and Documentary Stamp Laws................      73
   Section 17.5.  Expenses...............................................................      74

ARTICLE 18 WAIVERS.......................................................................      75
   Section 18.1.  Remedies Cumulative; Waivers...........................................      75
   Section 18.2.  Modification, Waiver in Writing........................................      75
   Section 18.3.  Delay Not a Waiver.....................................................      75
   Section 18.4.  Trial by Jury..........................................................      75
   Section 18.5.  Waiver of Notice.......................................................      76
   Section 18.6.  Remedies of Borrower...................................................      76
   Section 18.7.  Waiver of Marshalling of Assets........................................      76
   Section 18.8.  Waiver of Statute of Limitations.......................................      77
   Section 18.9.  Waiver of Counterclaim.................................................      77
   Section 18.10. Gradsky Waivers........................................................      77

ARTICLE 19 GOVERNING LAW.................................................................      78
   Section 19.1.  Choice of Law..........................................................      78
   Section 19.2.  Severability...........................................................      78
   Section 19.3.  Preferences............................................................      78

ARTICLE 20 MISCELLANEOUS.................................................................      78
   Section 20.1.  Survival...............................................................      78
   Section 20.2.  Lender's Discretion....................................................      79
   Section 20.3.  Headings...............................................................      79
   Section 20.4.  Cost of Enforcement....................................................      79
   Section 20.5.  Schedules Incorporated.................................................      79
   Section 20.6.  Offsets, Counterclaims and Defenses....................................      79
   Section 20.7.  No Joint Venture or Partnership; No Third Party Beneficiaries..........      80
   Section 20.8.  Publicity..............................................................      81
   Section 20.9.  Conflict; Construction of Documents; Reliance..........................      81
   Section 20.10. Entire Agreement.......................................................      81

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT, dated as of April 2, 2004 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AGREEMENT"), between BANK OF AMERICA, N.A., a national banking association, having an address at 214 North Tryon Street, Charlotte, North Carolina 28255 (together with its successors and/or assigns, "LENDER") and ASHWORTH EDC, LLC, a Delaware limited liability company having an address at 2765 Loker Avenue West, Carlsbad, California 92008 (together with its successors and/or assigns, "BORROWER").

                                    RECITALS:

         Borrower desires to obtain the Loan (defined below) from Lender.

         Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (defined below).

         In consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

                ARTICLE 1 DEFINITIONS; PRINCIPLES OF CONSTRUCTION

         SECTION 1.1. DEFINITIONS

         For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

         "ADDITIONAL REPLACEMENT" shall have the meaning set forth in Section 9.5(g) hereof.

         "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

         "AFFILIATED MANAGER" shall have the meaning set forth in Section 7.1 hereof.

         "ALTA" shall mean American Land Title Association, or any successor thereto.

         "ASHWORTH LEASE" shall mean that certain lease dated April 1, 2004 by and between Borrower and Ashworth Inc., as the same may be amended, supplemented, restated or otherwise modified in accordance with the applicable terms and conditions thereof and hereof and hereof.

         "ASSIGNMENT OF MANAGEMENT AGREEMENT" shall mean that certain Assignment and Subordination of Management Agreement and Consent of Manager among Lender, Borrower and Manager, if any, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "AWARD" shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of the Property.

         "BORROWER PRINCIPAL" shall mean, Ashworth Inc., a Delaware corporation.

         "BORROWER PRINCIPAL OBLIGATIONS" shall have the meaning set forth in
Section 18.10(c) hereof.

         "BUSINESS DAY" shall mean a day on which Lender is open for the conduct of substantially all of its banking business at its office in the city in which the Note is payable (excluding Saturdays and Sundays).

         "CASUALTY" shall have the meaning set forth in Section 8.2.

         "CLOSING DATE" shall mean the date of the funding of the Loan.

         "COLLECTION EVENT" shall have the meaning set forth in Section 9.6 hereof.

         "CONTROL" shall have the meaning set forth in Section 7.1 hereof.

         "CONDEMNATION" shall mean a temporary or permanent taking by any Governmental Authority as the result, in lieu or in anticipation, of the exercise of the right of condemnation or eminent domain, of all or any part of the Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Property or any part thereof.

         "CREDITORS RIGHTS LAWS" shall mean with respect to any Person, any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors.

         "DEBT" shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan under the Note, this Agreement, the Mortgage or any other Loan Document.

         "DEFAULT" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

         "DEFAULT RATE" shall have the meaning set forth in the Note.

         "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

         "ELIGIBLE INSTITUTION" shall mean a depository institution or trust company insured by the Federal Deposit Insurance Corporation, the short term unsecured debt obligations or commercial paper of which are rated at least "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2" by Moody's). Notwithstanding the foregoing, prior to a Securitization, Bank of America, N.A. shall be an Eligible Institution.

         "EMBARGOED PERSON" shall mean any person identified by OFAC or any other Person with whom a U.S. person may not conduct business or transactions by prohibition of Federal law or Executive Order of the President of the United States of America.

         "ENVIRONMENTAL INDEMNITY" shall mean that certain Environmental Indemnity Agreement, dated as of the date hereof, executed by Borrower and Borrower Principal in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "ENVIRONMENTAL LAW" shall have the meaning set forth in Section 12.5 hereof.

         "ENVIRONMENTAL LIENS" shall have the meaning set forth in Section 12.5 hereof.

         "ENVIRONMENTAL REPORT" shall have the meaning set forth in Section 12.5 hereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statutes thereto and applicable regulations issued pursuant thereto in temporary or final form.

         "EVENT OF DEFAULT" shall have the meaning set forth in Section 11.1 hereof.

         "EXPANSION" shall have the meaning set forth in Section 7.6 hereof.

         "FITCH" shall mean Fitch, Inc.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

         "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, department, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, municipal, city, town, special district or otherwise) whether now or hereafter in existence.

         "HAZARDOUS MATERIALS" shall have the meaning set forth in Section 12.5 hereof.

         "IMPROVEMENTS" shall have the meaning set forth in the granting clause of the Mortgage.

         "INDEMNIFIED PARTIES" shall mean (a) Lender, (b) any prior owner or holder of the Loan or Participations in the Loan, (c) any servicer or prior servicer of the Loan, (d) any Investor or any prior Investor in any Securities,
(e) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any Investor or other third party, (f) any receiver or other fiduciary appointed in a foreclosure or other Creditors Rights Laws proceeding, (g) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (h) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties' assets and business) but specifically excluding (i) any purchaser at a trustee's or foreclosure sale and (ii) any Person who acquires all or any portion of the Property from Lender, in all cases whether during the term of the Loan or as part of or following a foreclosure of the Mortgage.

         "INSURANCE PREMIUMS" shall have the meaning set forth in Section 8.1(b) hereof.

         "INSURANCE PROCEEDS" shall have the meaning set forth in Section 8.4(b) hereof.

         "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         "INVESTOR" shall have the meaning set forth in Section 13.3 hereof.

         "LEASE" shall have the meaning set forth in the Mortgage.

         "LEASING RESERVE ACCOUNT" shall have the meaning set forth in Section 9.3(b) hereof.

         "LEASING RESERVE MONTHLY DEPOSIT" shall have the meaning set forth in
Section 9.3(b) hereof.

         "LEGAL REQUIREMENTS" shall mean all statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Property or any part thereof, or the construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to the Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

         "LIEN" shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, the Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

         "LLC AGREEMENT" shall have the meaning set forth in Section 6.1(c).

         "LOAN" shall mean the loan made by Lender to Borrower pursuant to this Agreement.

         "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Mortgage, the Environmental Indemnity, the Assignment of Management Agreement, if applicable, and any and all other documents, agreements and certificates executed and/or delivered in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "LOSSES" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to legal fees and other costs of defense).

         "MAJOR LEASE" shall mean as to the Property (i) any Lease which, individually or when aggregated with all other leases at the Property with the same Tenant or its Affiliate, either (A) accounts for twenty percent (20%) or more of the Property's rental income, or (B) demises 25,000 square feet or more of the Property's gross leasable area, (ii) any Lease which contains any option, offer, right of first refusal or other similar entitlement to acquire all or any portion of the Property, or (iii) any instrument guaranteeing or providing credit support for any Lease meeting the requirements of (i) or (ii) above.

         "MANAGEMENT AGREEMENT" shall mean the management agreement entered into by and between Borrower and the Manager, if any, pursuant to which the Manager is to provide management and other services with respect to the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified in accordance with the terms of this Agreement.

         "MANAGER" shall mean an entity selected in the future as the manager of the Property in accordance with the terms of this Agreement.

         "MATURITY DATE" shall have the meaning set forth in the Note.

         "MEMBER" shall have the meaning set forth in Section 6.1(c).

         "MOLD" shall have the meaning set forth in Section 12.5 hereof.

         "MOODY'S" shall mean Moody's Investors Service.

         "MORTGAGE" shall mean that certain first priority mortgage/deed of trust/deed to secure debt and security agreement dated the date hereof, executed and delivered by Borrower as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "NET PROCEEDS" shall have the meaning set forth in Section 8.4(b) hereof.

         "NET PROCEEDS DEFICIENCY" shall have the meaning set forth in Section 8.4(b)(vi) hereof.

         "NOTE" shall mean that certain promissory note of even date herewith in the principal amount of $11,650,000, made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "OFAC" shall have the meaning set forth in Section 4.38 hereof.

         "OTHER CHARGES" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

         "PARTIAL RELEASE DATE" shall have the meaning set forth in Section 7.6 hereof

         "PARTICIPATIONS" shall have the meaning set forth in Section 13.1 hereof.

         "PATRIOT ACT" shall have the meaning set forth in Section 4.38 hereof.

         "PERMITTED ENCUMBRANCES" shall mean collectively, (a) the Lien and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and
(d) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion.

         "PERMITTED INVESTMENTS" shall mean to the extent available from Lender or Lender's servicer for deposits in the Reserve Accounts, any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by a servicer of the Loan, the trustee under any securitization or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the date on which the funds used to acquire such investment are required to be used under this Agreement and meeting one of the appropriate standards set forth below:

         (a) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) be rated "AAA" or the equivalent by each of the Rating Agencies,
(iii) if rated by S&P, must not have an "r" highlighter affixed to their rating,
(iv) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (v) such investments must not be subject to liquidation prior to their maturity;

         (b)      Federal Housing Administration debentures;

         (c) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (d) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (e) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances with maturities of not more than 365 days and issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (f) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (g) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

         (h) units of taxable money market funds, with maturities of not more than 365 days and which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds; and

         (i) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (i) Lender and (ii) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

         provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments, (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment or (C) such obligation or security has a remaining term to maturity in excess of one (1) year.

         "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

         "PERSONAL PROPERTY" shall have the meaning set forth in the granting clause of the Mortgage.

         "POLICIES" shall have the meaning specified in Section 8.1(b) hereof.

         "PROHIBITED TRANSFER" shall have the meaning set forth in Section 7.2 hereof.

         "PROPERTY" shall mean the parcel of real property, the Improvements thereon and all Personal Property owned by Borrower and encumbered by the Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the granting clause of the Mortgage and referred to therein as the "PROPERTY".

         "PROPERTY CONDITION REPORT" shall mean a report prepared by a company satisfactory to Lender regarding the physical condition of the Property, satisfactory in form and substance to Lender in its reasonable discretion.

         "RATING AGENCIES" shall mean each of S&P, Moody's and Fitch, or any other nationally-recognized statistical rating agency which has been approved by Lender.

         "REA" shall mean any construction, operation and reciprocal easement agreement or similar agreement (including any separate agreement or other agreement between Borrower and one or more other parties to an REA with respect to such REA) affecting the Property or portion thereof.

         "RELEASE" shall have the meaning set forth in Section 12.5 hereof.

         "RELEASE PARCEL" shall mean the unimproved parcel of land designated by Borrower as set forth in Section 7.6 hereof.

         "RELEASE PARCEL REA" shall have the meaning set forth in Section 7.6 hereof.

         "REMAINING PROPERTY" shall have the meaning set forth in Section 7.6 hereof.

         "RENTS" shall have the meaning set forth in the Mortgage.

         "REPLACEMENT RESERVE ACCOUNT" shall have the meaning set forth in
Section 9.2(b) hereof.

         "REPLACEMENT RESERVE FUNDS" shall have the meaning set forth in Section 9.2(b) hereof.

         "REPLACEMENT RESERVE MONTHLY DEPOSIT" shall have the meaning set forth in Section 9.2(b) hereof.

         "REPLACEMENTS" shall have the meaning set forth in Section 9.2(a) hereof.

         "REQUIRED WORK" shall have the meaning set forth in Section 9.4 hereof.

         "RESERVE ACCOUNTS" shall mean the Tax and Insurance Reserve Account, the Replacement Reserve Account, Leasing Reserve Account, or any other escrow account established by the Loan Documents.

         "RESERVE FUNDS" shall mean the Tax and Insurance Reserve Funds, the Replacement Reserve Funds, Leasing Reserve Funds, or any other escrow funds established by the Loan Documents.

         "RESTORATION" shall mean, following the occurrence of a Casualty or a Condemnation which is of a type necessitating the repair of the Property, the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such Casualty or Condemnation, with such alterations as may be reasonably approved by Lender.

         "RESTORATION CONSULTANT" shall have the meaning set forth in Section 8.4(b)(iii) hereof.

         "RESTORATION RETAINAGE" shall have the meaning set forth in Section 8.4(b)(iv) hereof.

         "RESTRICTED PARTY" shall have the meaning set forth in Section 7.1 hereof.

         "SALE OR PLEDGE" shall have the meaning set forth in Section 7.1 hereof.

         "SCHEDULED PAYMENT DATE" shall have the meaning set forth in the Note.

         "SECURITIES" shall have the meaning set forth in Section 13.1 hereof.

         "SECURITIZATION" shall have the meaning set forth in Section
13.1 hereof.

         "SPECIAL MEMBER" shall have the meaning set forth in Section 6.1(c).

         "SPE COMPONENT ENTITY" shall mean, if required by Lender under Article 6, each general partner if Borrower is a partnership, or the managing member if Borrower is a limited liability company, which entity shall be a corporation whose sole asset is its interest in Borrower.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "STATE" shall mean the state in which the Property or any part thereof is located.

         "TAX AND INSURANCE RESERVE FUNDS" shall have the meaning set forth in
Section 9.6 hereof.

         "TAX AND INSURANCE RESERVE ACCOUNT" shall have the meaning set forth in
Section 9.6 hereof.

         "TAXES" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof.

         "TENANT" shall mean Ashworth Inc., a Delaware corporation or any other Person leasing, subleasing or otherwise occupying any portion of the Property under a Lease or other occupancy agreement with Borrower.

         "TERMINATION FEE DEPOSIT" shall have the meaning set forth in Section 9.3(b).

         "TRIGGER PERIOD" shall mean (i) a period commencing upon the occurrence of Borrower Principal's net worth falling below $50,000,000 and ending on the date that Borrower Principal's net worth exceeds $50,000,000 for two (2) consecutive quarters (based on the financial statements delivered to Lender pursuant to Section 5.11 hereof), or (ii) any time at which an Event of Default exists.

         "TITLE INSURANCE POLICY" shall mean that certain ALTA (or its equivalent) mortgagee title insurance policy issued with respect to the Property and insuring the lien of the Mortgage.

         "TRANSFEREE" shall have the meaning set forth in Section 7.5 hereof.

         "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State where the applicable Property is located.

         SECTION 1.2. PRINCIPLES OF CONSTRUCTION

         All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

                                    ARTICLE 2
                                  GENERAL TERMS

         SECTION 2.1. THE LOAN

         Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date.

         SECTION 2.2. DISBURSEMENT TO BORROWER

         Borrower may request and receive only one borrowing in respect of the Loan and any amount borrowed and repaid in respect of the Loan may not be reborrowed.

         SECTION 2.3. THE NOTE, MORTGAGE AND LOAN DOCUMENTS

         The Loan shall be evidenced by the Note and secured by the Mortgage and the other Loan Documents.

         SECTION 2.4. LOAN PAYMENTS

         The Loan and interest thereon shall be payable pursuant to the terms of the Note.

         SECTION 2.5. LOAN PREPAYMENTS

         The Loan may not be prepaid, in whole or in part, except in strict accordance with the express terms and conditions of the Note.

                                    ARTICLE 3
                              CONDITIONS PRECEDENT

         SECTION 3.1. CONDITIONS PRECEDENT

         The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrower or waiver by Lender of all of the conditions precedent to closing set forth in the application or term sheet for the Loan delivered by Borrower to Lender and the commitment or commitment rider, if any, to the application for the Loan issued by Lender.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         Borrower and, where specifically indicated, each Borrower Principal, represents and warrants to Lender as of the Closing Date that:

         SECTION 4.1. ORGANIZATION

         Borrower and each Borrower Principal (when not an individual) (a) has been duly organized and is validly existing and in good standing with requisite power and authority to own its properties and to transact the businesses in which it is now engaged, (b) is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations, (c) possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of Borrower is the ownership, management and operation of the Property, and (d) in the case of Borrower, has full power, authority and legal right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms of the Loan Documents, and in the case of Borrower and each Borrower Principal, has full power, authority and legal right to keep and observe all of the terms of the Loan Documents to which it is a party. Borrower represents and warrants that the chart attached hereto as Exhibit A sets forth an accurate listing of the direct and indirect owners of the equity interests in Borrower.

         SECTION 4.2. STATUS OF BORROWER

         Borrower's exact legal name is correctly set forth on the first page of this Agreement, on the Mortgage and on any UCC-1 Financing Statements reviewed and approved by Borrower and filed in connection with the Loan. Borrower is an organization of the type specified on the first page of this Agreement. Borrower is incorporated in or organized under the laws of the state of Delaware. Borrower's principal place of business and chief executive office, and the place where Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording, including software, writings, plans, specifications and schematics, has been for the preceding four months (or, if less, the entire period of the existence of Borrower) the address of Borrower set forth on the first page of this Agreement. Borrower's organizational identification number, if any, assigned by the state of incorporation is 3777319.

         SECTION 4.3. VALIDITY OF DOCUMENTS

         Borrower and each Borrower Principal have taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which they are parties. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and each Borrower Principal and constitute the legal, valid and binding obligations of Borrower and each Borrower Principal enforceable against Borrower and each Borrower Principal in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         SECTION 4.4. NO CONFLICTS

         The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower and each Borrower Principal will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower or any Borrower Principal pursuant to the terms of any agreement or instrument to which Borrower or any Borrower Principal is a party or by which any of Borrower's or Borrower Principal's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over Borrower or any Borrower Principal or any of Borrower's or Borrower Principal's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Borrower or Borrower Principal of this Agreement or any of the other Loan Documents has been obtained and is in full force and effect.

         SECTION 4.5. LITIGATION

         Except as indicated in Schedule 4.5 attached hereto, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to Borrower's or Borrower Principal's knowledge, threatened against or affecting Borrower, any Borrower Principal, or the Property, which actions, suits or proceedings, if determined against Borrower, any Borrower Principal or the Property, would materially adversely affect the condition (financial or otherwise) or business of Borrower or any Borrower

Principal or the condition or ownership of the Property. Additionally, Borrower or Borrower Principal has not received any notice from any of its insurers of the possible denial of coverage relating the consolidated class action suit listed in Schedule 4.5.

         SECTION 4.6. AGREEMENTS

         Borrower is not a party to any agreement or instrument or subject to any restriction which would materially and adversely affect Borrower or the Property, or Borrower's business, properties or assets, operations or condition, financial or otherwise. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or the Property is bound. Borrower has no material financial obligation under any agreement or instrument to which Borrower is a party or by which Borrower or the Property is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Property and (b) obligations under the Loan Documents.

         SECTION 4.7. SOLVENCY

         Borrower and each Borrower Principal have (a) not entered into the transaction or executed the Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for their obligations under such Loan Documents. Giving effect to the Loan, the fair saleable value of the assets of Borrower and each Borrower Principal exceeds and will, immediately following the making of the Loan, exceed the total liabilities of Borrower and each Borrower Principal, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. No petition in bankruptcy has been filed against Borrower, any Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager in the last ten (10) years, and neither Borrower nor any Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager in the last ten (10) years has made an assignment for the benefit of creditors or taken advantage of any Creditors Rights Laws. Neither Borrower nor any Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager is contemplating either the filing of a petition by it under any Creditors Rights Laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against Borrower or any Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager.

         SECTION 4.8. FULL AND ACCURATE DISCLOSURE

         No statement of fact made by or on behalf of Borrower or any Borrower Principal in this Agreement or in any of the other Loan Documents or in any other document or certificate delivered by or on behalf of Borrower or any Borrower Principal contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading in any material respect. There is no material fact presently known to Borrower or any Borrower Principal which has not been disclosed to Lender which adversely affects, nor as far as Borrower or any Borrower Principal can reasonably foresee, might adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower or any Borrower Principal in any material respect.

         SECTION 4.9. NO PLAN ASSETS

         Borrower is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) Borrower is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (b) transactions by or with Borrower are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Internal Revenue Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Agreement.

         SECTION 4.10. NOT A FOREIGN PERSON

         Neither Borrower nor Borrower Principal is a foreign corporation, foreign partnership, foreign trust, foreign estate or nonresident alien or a disregarded entity owned by any of them (as those terms are defined in the Internal Revenue Code of 1986, as amended to date, and the regulations thereunder), and if requested by Lender, Borrower or Borrower Principal will so certify (or in the case of a disregarded entity, its owner will certify) to Lender or a person designated by Lender under penalties of perjury to the accuracy of this representation, and will provide in such certification such additional information as Lender may reasonably request.

         SECTION 4.11. ENFORCEABILITY

         The Loan Documents are currently not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury and neither Borrower nor Borrower Principal has asserted any right of rescission, set-off, counterclaim or defense with respect thereto. No Default or Event of Default exists under or with respect to any Loan Document.

         SECTION 4.12. BUSINESS PURPOSES

         The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

         SECTION 4.13. COMPLIANCE

         Except as expressly disclosed by Borrower to Lender in writing in connection with the closing of the Loan, to Borrower's knowledge Borrower and the Property, and the use and operation thereof, comply in all material respects with all Legal Requirements, including, without limitation, building and zoning ordinances and codes and the Americans with Disabilities Act. To Borrower's knowledge, Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority and Borrower has received no written notice of any such default or violation. There has not been committed by Borrower or, to Borrower's knowledge, any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording any Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents.

         SECTION 4.14. FINANCIAL INFORMATION

         All financial data, including, without limitation, the balance sheets, statements of cash flow, statements of income and operating expense and rent rolls, that have been delivered to Lender in respect of Borrower, any Borrower Principal and/or the Property (a) are true, complete and correct in all material respects, (b) accurately represent the financial condition of Borrower, Borrower Principal or the Property, as applicable, as of the date of such reports, and
(c) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a material adverse effect on the Property or the current and/or intended operation thereof, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower or Borrower Principal from that set forth in said financial statements.

         SECTION 4.15. CONDEMNATION

         No Condemnation or other proceeding has been commenced or, to Borrower's best knowledge, is threatened or contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

         SECTION 4.16. UTILITIES AND PUBLIC ACCESS; PARKING

         To Borrower's knowledge after due inquiry, the Property has adequate rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for full utilization of the Property for its intended uses. To Borrower's knowledge after due inquiry, all public utilities necessary to the full use and enjoyment of the Property as currently used and enjoyed are located either in the public right-of-way abutting the Property (which are connected so as to serve the Property without passing over other property) or in recorded easements serving the Property and such easements are set forth in and insured by the Title Insurance Policy. To Borrower's knowledge after due inquiry, all roads necessary for the use of the Property for its current purposes have been completed and dedicated to public use and accepted by all Governmental Authorities. To Borrower's knowledge, the Property has, or is served by, parking to the extent required to comply with all Legal Requirements.

         SECTION 4.17. SEPARATE LOTS

         The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

         SECTION 4.18. ASSESSMENTS

         To Borrower's knowledge, and except as disclosed by the title report and related materials delivered by Borrower to Lender, there are no pending or proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments.

         SECTION 4.19. INSURANCE

         Borrower has obtained and has delivered to Lender certified copies of all Policies or, to the extent such Policies are not available as of the Closing Date, certificates of insurance with respect to all such Policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No claims have been made under any of the Policies, and to Borrower's knowledge, no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any of the Policies.

         SECTION 4.20. USE OF PROPERTY

         The Property is used exclusively for manufacturing, distribution, office, warehouse operations and other appurtenant and related uses.

         SECTION 4.21. CERTIFICATE OF OCCUPANCY; LICENSES

         Except for the business use permit/business license as disclosed to Lender, all certifications, permits, licenses and approvals, including, without limitation, certificates of completion or occupancy and any applicable liquor license required for the legal use, occupancy and operation of the Property for the purpose intended herein, have been obtained and are valid and in full force and effect. Borrower shall keep and maintain (or cause to be kept and maintained) all licenses necessary for the operation of the Property for the purpose intended herein. The use being made of the Property is in conformity with the final certificate of occupancy (or compliance, if applicable) and any other permits or licenses issued for the Property.

         SECTION 4.22. FLOOD ZONE

         None of the Improvements on the Property are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards, or, if any portion of the Improvements is located within such area, Borrower has obtained the insurance prescribed in Section 8.1(a)(i).

         SECTION 4.23. PHYSICAL CONDITION

         Except as set forth in the Property Condition Report and subject to any "punch list" items to be completed by the general contractor that constructed the Improvements, to Borrower's knowledge, the Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects. Except as set forth in the Property Condition Report, to Borrower's knowledge after due inquiry, there exists no structural or other material defects or damages in the Property, as a result of a Casualty or otherwise, and whether latent or otherwise. Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

         SECTION 4.24. BOUNDARIES

         (a) None of the Improvements which were included in determining the appraised value of the Property lie outside the boundaries and building restriction lines of the Property to any material extent, and (b) no improvements on adjoining properties encroach upon the Property and no easements or other encumbrances upon the Property encroach upon any of the Improvements so as to materially affect the value or marketability of the Property.

         SECTION 4.25. THE ASHWORTH LEASE

         Borrower has delivered to Lender a true, correct and complete copy of the Ashworth Lease and the following statements are true as of the date hereof:
(a) the Ashworth Lease is in full force and effect; (b) the premises demised under the Leases have been completed and the Tenant under the Ashworth Lease has accepted possession of and are in occupancy of all of their respective demised premises; (c) the Tenant under the Ashworth Lease has commenced the payment of rent under the Ashworth Lease, there are no offsets, claims or defenses to the enforcement thereof, and Borrower has no monetary obligations to any Tenant under the Ashworth Lease; (d) all Rents due and payable under the Ashworth Lease have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance; (e) the rent payable under the Ashworth Lease is the amount of fixed rent set forth therein, and there is no claim or basis for a claim by the Tenant thereunder for an offset or adjustment to the rent; (f) the Tenant has not made any written claim of a material default against the landlord which remains outstanding nor has Borrower or Manager received, by telephonic, in-person, e-mail or other communication, any notice of a material default under any Lease; (g) to Borrower's knowledge there is no present material default by the Tenant under the Ashworth Lease; (h) all security deposits under the Ashworth Lease have been collected by Borrower; (i) Borrower is the sole owner of the entire landlord's interest in the Ashworth Lease; (j) the Ashworth Lease is the valid, binding and enforceable obligation of Borrower and the Tenant thereunder and there are no agreements with the Tenant under the Ashworth Lease other than as expressly set forth in the Ashworth Lease; (k) no Person, other than the Tenant under the Ashworth Lease has any possessory interest in, or right to occupy, the Property or any portion thereof; (l) the Ashworth Lease does not contain any option or offer to purchase or right of first refusal to purchase the Property or any part thereof; (m) neither the Ashworth Lease nor the Rents have been assigned, pledged or hypothecated except to Lender, and no other Person has any interest therein except the Tenant thereunder; (n) no conditions exist which now give the Tenant the right to "go dark" pursuant to the provision of the Ashworth Lease and/or the REA and (o) as of the date of this Agreement there are no Leases affecting the Property other than the Ashworth Lease.

         SECTION 4.26. FILING AND RECORDING TAXES

         All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the

Loan Documents, including, without limitation, the Mortgage, have been paid or will be paid, and, under current Legal Requirements, the Mortgage is enforceable in accordance with its terms by Lender (or any subsequent holder thereof).

         SECTION 4.27. INTENTIONALLY DELETED

         SECTION 4.28. ILLEGAL ACTIVITY

         No portion of the Property has been or will be purchased, improved, equipped or fixtured with proceeds of any illegal activity, and no part of the proceeds of the Loan will be used in connection with any illegal activity.

         SECTION 4.29. CONSTRUCTION EXPENSES

         All costs and expenses of any and all labor, materials, supplies and equipment used in the construction maintenance or repair of the Improvements have been paid in full. To Borrower's knowledge after due inquiry, and except as indicated in Schedule 4.29 attached hereto, there are no claims for payment for work, labor or materials affecting the Property which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents.

         SECTION 4.30. PERSONAL PROPERTY

         Borrower has paid in full for, and is the owner of, all Personal Property (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except for Permitted Encumbrances and the Lien and security interest created by the Loan Documents.

         SECTION 4.31. TAXES

         Borrower and Borrower Principal have filed all federal, state, county, municipal, and city income, personal property and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Borrower nor Borrower Principal knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         SECTION 4.32. PERMITTED ENCUMBRANCES

         None of the Permitted Encumbrances, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by the Loan Documents, materially and adversely affects the value of the Property, impairs the use or the operation of the Property or impairs Borrower's ability to pay its obligations in a timely manner.

         SECTION 4.33. FEDERAL RESERVE REGULATIONS

         No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such

Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or prohibited by the terms and conditions of this Agreement or the other Loan Documents.

         SECTION 4.34. INVESTMENT COMPANY ACT

         Borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         SECTION 4.35. RECIPROCAL EASEMENT AGREEMENTS.

         (a) Neither Borrower, nor any other party is currently in default (nor has any notice been given or received with respect to an alleged or current default) under any of the terms and conditions of the REA, and the REA remains unmodified and in full force and effect;

         (b) All easements granted pursuant to the REA which were to have survived the site preparation and completion of construction (to the extent that the same has been completed), remain in full force and effect and have not been released, terminated, extinguished or discharged by agreement or otherwise;

         (c) All sums due and owing by Borrower to the other parties to the REA (or by the other parties to the REA to the Borrower) pursuant to the terms of the REA, including without limitation, all sums, charges, fees, assessments, costs, and expenses in connection with any taxes, site preparation and construction, non-shareholder contributions, and common area and other property management activities have been paid, are current, and no lien has attached on the Property (or threat thereof been made) for failure to pay any of the foregoing;

         (d) The terms, conditions, covenants, uses and restrictions contained in the REA do not conflict in any manner with any terms, conditions, covenants, uses and restrictions contained in any Lease or in any agreement between Borrower and occupant of any peripheral parcel, including without limitation, conditions and restrictions with respect to kiosk placement, tenant restrictions (type, location or exclusivity), sale of certain goods or services, and/or other use restrictions; and

         (e) The terms, conditions, covenants, uses and restrictions contained in each Lease do not conflict in any manner with any terms, conditions, covenants, uses and restrictions contained in the REA, any other Lease or in any agreement between Borrower and occupant of any peripheral parcel, including without limitation, conditions and restrictions with respect to kiosk placement, tenant restrictions (type, location or exclusivity), sale of certain goods or services, and/or other use restrictions.

         SECTION 4.36. NO CHANGE IN FACTS OR CIRCUMSTANCES; DISCLOSURE

         All information submitted to Lender by Borrower, the Tenant under the Ashworth Lease or their respective agents and in all financial statements, rent rolls, reports, certificates and other documents submitted by or on behalf of Borrower or Borrower Principal in connection with the Loan or in satisfaction of the terms thereof or otherwise and all statements of fact made by Borrower in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might materially and adversely affect the Property or the business operations or the financial condition of Borrower or the Tenant under the Ashworth Lease. Borrower has disclosed to Lender all material facts (after due inquiry) and has not failed to disclose any material fact known by Borrower (after due inquiry) that could cause any representation or warranty made herein to be materially misleading.

         SECTION 4.37. INTELLECTUAL PROPERTY

         All trademarks, trade names and service marks necessary to the business of Borrower as presently conducted or as Borrower contemplates conducting its business are in good standing and, to the extent of Borrower's knowledge, uncontested. Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, trade names and service marks of others. To Borrower's knowledge, there is no infringement by others of trademarks, trade names and service marks of Borrower.

         SECTION 4.38. COMPLIANCE WITH ANTI-TERRORISM LAWS

         (i) None of Borrower, Borrower Principal or any Person who Controls Borrower, or Borrower Principal currently is identified by the Office of Foreign Assets Control, Department of the Treasury ("OFAC") or otherwise qualifies as a Embargoed Person, and Borrower had implemented procedures to ensure that no Person who now or hereafter owns a direct or indirect equity interest in Borrower is an Embargoed Person or is Controlled by an Embargoed Person, and (ii) none of Borrower or Borrower Principal is in violation of any applicable law relating to anti-money laundering or anti-terrorism, including, without limitation, Legal Requirements related to transacting business with Embargoed Persons or the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, U.S. Public Law 107-56, and the related regulations issued thereunder, including temporary regulations (collectively, as the same may be amended from time to time, the "PATRIOT ACT"). To the best of Borrower's knowledge, no tenant at the Property is currently is identified by OFAC or otherwise qualifies as an Embargoed Person, or is owned or Controlled by an Embargoed Person. Notwithstanding the above, Borrower makes no representations as to the shareholders of Ashworth Inc., a publicly traded company.

         SECTION 4.39. PATRIOT ACT

         Neither Borrower nor Borrower Principal shall (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the list maintained by OFAC and accessible through the OFAC website) that prohibits or limits any Lender from making any advance or extension of credit to Borrower or from otherwise conducting business with Borrower and Borrower Principal due to criminal or terrorist acts, or (b) fail to provide documentary and other evidence of Borrower's identity as may be requested by any Lender at any time to enable any Lender to verify Borrower's identity or to comply with any applicable law or regulation, including, without limitation, the Patriot Act. In addition, Borrower hereby agrees to provide to Lender with any additional information that Lender reasonably deems necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and similar activities.

         SECTION 4.40. SURVIVAL

         Borrower agrees that, unless expressly provided otherwise, all of the representations and warranties of Borrower set forth in this Article 4 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any portion of the Debt remains owing to Lender. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

                                   ARTICLE 5
                               BORROWER COVENANTS

         From the date hereof and until repayment of the Debt in full and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of the Mortgage (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

         SECTION 5.1. EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS

         (a) Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and the Property. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording any Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower shall at all times maintain, preserve and protect all franchises and trade names used in connection with the operation of the Property.

         (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Legal Requirements affecting the Property, provided that (i) no Event of Default has occurred and is continuing; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and shall not constitute a default thereunder; (iii) neither the Property, any part thereof or interest therein, any of the tenants or occupants thereof, nor Borrower shall be affected in any material adverse way as a result of such proceeding; (iv) non-compliance with the Legal Requirements shall not impose civil or criminal liability on Borrower or Lender; (v) Borrower shall have furnished the security as may be required in the proceeding by applicable law or reasonably required by Lender to ensure compliance by Borrower with the Legal Requirements; and (vi) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

         SECTION 5.2. MAINTENANCE AND USE OF PROPERTY

         So long as Borrower owns the Property, Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Lender.

         SECTION 5.3. WASTE

         So long as Borrower owns the Property, Borrower shall not knowingly commit (or permit to be committed) or suffer (or permit to be suffered) any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take (or permit to be taken) any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security for the Loan. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Property, regardless of the depth thereof or the method of mining or extraction thereof.

         SECTION 5.4. TAXES AND OTHER CHARGES

         (a) So long as Borrower owns the Property, Borrower shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable; provided, however, Borrower's obligation to directly pay Taxes shall be suspended for so long as Borrower complies with the terms and provisions of Section 9.6 hereof. Borrower shall furnish to Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent (provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section
9.6 hereof). Borrower shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Property, and shall promptly pay for all utility services provided to the Property.

         (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable Legal Requirements; (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost; (iv) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the Property; and (vi) Borrower shall furnish such security as may be required in the proceeding by applicable law, or deliver to Lender such reserve deposits as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon (unless Borrower has paid all of the Taxes or Other Charges under protest). Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established by final order of a court of competent jurisdiction which is no longer subject to appeal, or the Property (or part thereof or interest therein) shall be reasonably likely to be in danger of being sold, forfeited, terminated, canceled or lost or there shall be any reasonable danger of the Lien of the Mortgage being primed by any related Lien.

         SECTION 5.5. LITIGATION

         Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened in writing against Borrower which might materially adversely affect Borrower's condition (financial or otherwise) or business or the Property.

         SECTION 5.6. ACCESS TO PROPERTY

         Subject to the rights of Tenants under Leases, Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice.

         SECTION 5.7. NOTICE OF DEFAULT

         Borrower shall promptly advise Lender of any material adverse change in the condition (financial or otherwise) of Borrower, any Borrower Principal or the Property or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

         SECTION 5.8. COOPERATE IN LEGAL PROCEEDINGS

         Borrower shall at Borrower's expense cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may materially and adversely in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

         SECTION 5.9. PERFORMANCE BY BORROWER

         Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision to be observed and performed by Borrower under this Agreement and the other Loan Documents and in all material respects, any other agreement or instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

         SECTION 5.10. AWARDS; INSURANCE PROCEEDS

         Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Awards or Insurance Proceeds lawfully or equitably payable in connection with the Property, and Lender shall be reimbursed for any expenses reasonably incurred in connection therewith (including reasonable, actual attorneys' fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of a Casualty or Condemnation affecting the Property or any part thereof) out of such Awards or Insurance Proceeds.

         SECTION 5.11. FINANCIAL REPORTING.

         (a) Borrower and Borrower Principal shall keep adequate books and records of account in accordance with GAAP, or in accordance with other methods acceptable to Lender in its sole discretion (for the purposes of this Subsection 5.11(a), Lender accepts Borrower and Borrower Principal's method of accounting contained in the books, record and statements delivered to and approved by Lender in connection with the closing of this Loan), consistently applied and shall furnish to Lender:

                  (i) quarterly and annual (and prior to a Securitization, if requested by Lender, monthly) certified rent rolls signed and dated by Borrower, detailing the names of all Tenants of the Improvements, the portion of Improvements (in terms of square footage) occupied by each Tenant, the base rent, additional rent and any other charges payable under each Lease (including annual store sales required to be reported by Tenant under any Lease), and the term of each Lease, including the commencement and expiration dates and any tenant extension, expansion or renewal options, the extent to which any Tenant is in default under any Lease, and any other information as is reasonably required by Lender, within twenty (20) days after the end of each calendar month, thirty (30) days after the end of each fiscal quarter or sixty (60) days after the close of each fiscal year of Borrower, as applicable;

                  (ii) quarterly and annual (and prior to a Securitization, if requested by Lender, monthly) operating statements of the Property, prepared and certified by Borrower in the form reasonably acceptable to Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements for the period of calculation and containing appropriate year-to-date information, within twenty (20) days after the end of each calendar month, thirty (30) days after the end of each fiscal quarter or sixty (60) days after the close of each fiscal year of Borrower, as applicable; and

                  (iii) annual balance sheets, profit and loss statements, statements of cash flows, and statements of change in financial position of Borrower and Borrower Principal in the form required by Lender, prepared and certified by Borrower and Borrower Principal (Lender acknowledges that Borrower Principal's filed 10Q and 10K statement shall satisfy this requirement), within ninety (90) days after the close of each fiscal year of Borrower and Borrower Principal, as the case may be;

         (b)      Upon request from Lender, Borrower shall promptly furnish to
Lender:

                  (i) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower under penalty of perjury to be true and complete, but no more frequently than quarterly;

                  (ii) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the Person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions; and

                  (iii) a report of all letters of credit provided by any Tenant in connection with any Lease of any part of the Property, including the account numbers of such letters of credit, the names and addresses of the financial institutions that issued such letters of credit and the names of the Persons to contact at such financial institutions, along with any authority or release necessary for Lender to obtain information regarding such letters of credit directly from such financial institutions.

         (c) Borrower and Borrower Principal shall furnish Lender with such other additional financial or management information (including state and federal tax returns) as may, from time to time, be reasonably required by Lender in form and substance reasonably satisfactory to Lender (including, without limitation, any financial reports required to be delivered by any Tenant or any guarantor of any Lease pursuant to the terms of such Lease).

         (d) All items requiring the certification of Borrower shall, except where Borrower is an individual, require a certificate executed by the general partner, managing member, chief executive officer or chief financial officer of Borrower or Borrower Principal, as applicable (and the same rules shall apply to any sole shareholder, general partner or managing member which is not an individual).

         (e) Without limiting any other rights available to Lender under this Loan Agreement or any of the other Loan Documents, in the event Borrower shall fail to timely furnish Lender any financial document or statement in accordance with this Section 5.11, Borrower shall promptly pay to Lender a non-refundable charge in the amount of $500 for each such failure. The payment of such amount shall not be construed to relieve Borrower of any Event of Default hereunder arising from such failure. Notwithstanding the above, Lender shall give Borrower a fourteen-day (14-day) notice and cure periods for such reporting failure which is not to occur more than twice during the term of the Loan.

         SECTION 5.12. ESTOPPEL STATEMENT

         (a) After request by Lender, Borrower shall within ten (10) Business Days furnish Lender with a statement, duly acknowledged and certified, setting forth to Borrower's knowledge (i) the amount of the original principal amount of the Note, (ii) the rate of interest on the Note, (iii) the unpaid principal amount of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Agreement, the Mortgage and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

         (b) Borrower shall use commercially reasonable efforts to deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more Tenants as required by Lender attesting to such facts regarding the related Lease as Lender may reasonably require, including, but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, except as security, and that the Tenant claims no defense or offset against the full and timely performance of its obligations under the Lease.

         SECTION 5.13. LEASING MATTERS.

         (a) As long as the Ashworth Lease is in full force and effect, the following provision shall apply: Notwithstanding anything contained herein to the contrary, Borrower shall not, without the prior written consent of Lender, grant any approval under (or permit any approval to be deemed granted under), enter into any agreement with respect to (including, without limitation, any non-disturbance agreement), renew, extend, amend, modify, permit any assignment of, waive any provisions of, terminate, accept the surrender or shorten the term of, exercise any recapture or enforcement rights with respect to (including, without limitation, any exercise of rights after a Tenant default), or reduce Rents, under the Ashworth Lease.

         (b) If the Ashworth Lease is no longer in full force or effect the following provisions shall apply:

                  (i) Borrower may enter into a proposed Lease (including the renewal or extension of an existing Lease (a "RENEWAL LEASE")) without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (1) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed by Borrower (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (2) is an arm's-length transaction with a bona fide, independent third party tenant, (3) does not have a materially adverse effect on the value of the Property taken as a whole, (4) is subject and subordinate to the Mortgage and the Tenant thereunder agrees to attorn to Lender, (5) does not contain any option, offer, right of first refusal, or other similar right to acquire all or any portion of the Property, (6) has a base term of less than fifteen (15) years including options to renew, (7) has no rent, credits, free rents or concessions granted thereunder (other than those granted generally in accordance with the then current market standards for Leases similar to the proposed Lease leasing space in properties similar to the Property), and (8) is written on the standard form of lease approved by Lender, as such form may be modified to incorporate (I) economic terms consistent with the provisions of this Section and (II) such other reasonable and customary changes to said form which are consist with the provisions of this Section and would not, in Borrower's reasonable judgment, have a material adverse effect on the value or quality of the

         Property or Borrower's ability to repay the Loan. All proposed Leases which do not satisfy the requirements set forth in this subsection shall be subject to the prior approval of Lender and its counsel, at Borrower's expense. Borrower shall promptly deliver to Lender copies of all Leases which are entered into pursuant to this subsection together with Borrower's certification that it has satisfied all of the conditions of this Section.

                  (ii) Borrower (1) shall observe and perform all the obligations imposed upon the landlord under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (2) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder;
         (3) shall in a commercially reasonable manner enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed; (4) shall not collect any of the Rents more than one (1) month in advance (except security deposits shall not be deemed Rents collected in advance); (5) shall not execute any other assignment of the landlord's interest in any of the Leases or the Rents not made in accordance with the terms of such Leases; and (6) shall not consent to any assignment of or subletting under any Major Leases not in accordance with their terms, without the prior written consent of Lender.

                  (iii) Borrower may, without the prior written consent of Lender, amend, modify or waive the provisions of any Lease or terminate, reduce Rents under, accept a surrender of space under, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) provided that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Property taken as a whole, and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Agreement and any subordination agreement binding upon Lender with respect to such Lease. A termination of a Lease with a tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a materially adverse effect on the value of the Property taken as a whole. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this subsection shall be subject to the prior approval of Lender (not to be unreasonably withheld or delayed) and its counsel, at Borrower's expense. Borrower shall promptly deliver to Lender copies of amendments, modifications and waivers which are entered into pursuant to this subsection together with Borrower's certification that it has satisfied all of the conditions of this subsection.

                  (iv) Notwithstanding anything contained herein to the contrary, Borrower shall not, without the prior written consent of Lender, enter into, renew, extend, amend, modify, waive any provisions of, terminate, reduce Rents under, accept a surrender of space under, or shorten the term of any Major Lease.

         (c) Notwithstanding anything to the contrary contained herein, to the extent Lender's prior approval is required for any leasing matters set forth in this Section 5.13, Lender shall have fifteen (15) Business Days from receipt of written request and all required information and documentation relating thereto in which to approve or disapprove such matter, provided that such request to Lender is marked in bold lettering with the following language:
"LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER" and the envelope containing the request must be marked "PRIORITY-LENDER'S RESPONSE REQUIRED IN FIFTEEN (15) BUSINESS DAYS". In the event that Lender fails to respond to the leasing matter in question within such time, Lender's approval shall be deemed given for all purposes. Borrower shall provide Lender with such information and documentation as may be reasonably required by Lender, including, without limitation, lease comparables and other market information as required by Lender. In the event that Lender does not consent to any leasing matters set forth in this Section 5.13, Lender shall provide Borrower with a written explanation for the reason of such denial.

         SECTION 5.14. PROPERTY MANAGEMENT.

         (a) Borrower shall (i) promptly perform and observe all of the covenants required to be performed and observed by it under any Management Agreement entered into during the term of the Loan with lender's prior consent and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (ii) promptly notify Lender of any default under the Management Agreement of which it is aware; (iii) promptly deliver to Lender a copy of any notice of default or other material notice received by Borrower under the Management Agreement; (iv) promptly give notice to Lender of any notice or information that Borrower receives which indicates that the Manager is terminating the Management Agreement or that the Manager is otherwise discontinuing its management of the Property; and (v) promptly enforce the performance and observance of all of the covenants required to be performed and observed by Manager under the Management Agreement. Any Management Agreement entered into by Borrower shall be assigned to Lender by an Assignment of Management Agreement acceptable to Lender and Lender's counsel as additional collateral for the Loan.

         (b) If at any time, (i) the Manager shall become insolvent or a debtor in a bankruptcy proceeding; (ii) an Event of Default has occurred and is continuing; or (iii) a default has occurred and is continuing under the Management Agreement, Borrower shall, at the request of Lender, terminate the Management Agreement upon thirty (30) days prior notice to Manager and replace Manager with a manager approved by Lender on terms and conditions satisfactory to Lender, it being understood and agreed that the management fee for the Manager and any replacement manager shall not exceed then prevailing market rates.

         (c) In addition to the foregoing, in the event that Lender, in Lender's reasonable discretion, at any time prior to the termination of the Assignment of Management Agreement, determines that the Property is not being managed in accordance with generally accepted management practices for projects similarly situated, Lender may deliver written notice thereof to Borrower and the Manager, which notice shall specify with particularity the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrower or the Manager within thirty (30) days from the date of such notice or that Borrower or the Manager have failed to diligently undertake correcting such conditions within such thirty (30) day period,

Lender may direct Borrower to terminate the Management Agreement and to replace the Manager with a manager approved by Lender on terms and conditions satisfactory to Lender, it being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates.

         (d) Borrower shall not, without the prior written consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed): (i) surrender, terminate or cancel the Management Agreement or otherwise replace Manager or enter into any other management agreement with respect to the Property; (ii) reduce or consent to the reduction of the term of the Management Agreement; (iii) increase or consent to the increase of the amount of any charges under the Management Agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Management Agreement in any material respect.

         SECTION 5.15. LIENS

         Subject to Borrower's right to contest same pursuant to the terms of the Mortgage, Borrower shall not, without the prior written consent of Lender, create, incur, assume or suffer to exist any Lien on any portion of the Property or permit any such action to be taken, except Permitted Encumbrances.

         SECTION 5.16. DEBT CANCELLATION

         Borrower shall not cancel or otherwise forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

         SECTION 5.17. ZONING

         Subject to Section 7.6, Borrower shall not initiate or consent to any zoning reclassification of any portion of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender.

         SECTION 5.18. ERISA

         Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

         (a) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (i) Borrower is not and does not maintain an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                           (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R.
                  Section 2510.3-101(b)(2);

                           (B) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.
                  Section 2510.3-101(f)(2); or

                           (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e).

         SECTION 5.19. NO JOINT ASSESSMENT

         Borrower shall not suffer, permit or initiate the joint assessment of the Property with (a) any other real property constituting a tax lot separate from the Property, or (b) any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property.

         SECTION 5.20. RECIPROCAL EASEMENT AGREEMENTS

         Except as provided is Section 7.6, Borrower shall not enter into, terminate or modify any REA without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Borrower shall enforce in a commercially reasonable manner, comply with, and cause each of the parties to the REA to comply with all of the material economic terms and conditions contained in the REA.

                                    ARTICLE 6
                                ENTITY COVENANTS

         SECTION 6.1. SINGLE PURPOSE ENTITY/SEPARATENESS

         Until the Debt has been paid in full, Borrower represents, warrants and covenants as follows:

         (a)      Borrower has not and will not:

                  (i) engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto;

                  (ii) acquire or own any assets other than (A) the Property, and (B) such incidental Personal Property as may be necessary for the operation of the Property;

                  (iii) merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

                  (iv) fail to observe all Delaware limited liability company formalities, or fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the applicable Legal Requirements of the jurisdiction of its organization or formation, or amend, modify, terminate or fail to comply with the provisions of its organizational documents;

                  (v) own any subsidiary, or make any investment in, any Person;

                  (vi) commingle its assets with the assets of any other Person, or permit any Affiliate or constituent party independent access to its bank accounts;

                  (vii) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (A) the Debt, (B) trade and operational indebtedness incurred in the ordinary course of business with trade creditors, provided such indebtedness is
         (1) unsecured, (2) not evidenced by a note, (3) on commercially reasonable terms and conditions, and (4) due not more than sixty (60) days past the date incurred and paid on or prior to such date, and/or
         (C) financing leases and purchase money indebtedness incurred in the ordinary course of business relating to Personal Property on commercially reasonable terms and conditions; provided however, the aggregate amount of the indebtedness described in (B) and (C) shall not exceed at any time three percent (3%) of the outstanding principal amount of the Note;

                  (viii) fail to maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person; except that Borrower's financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate, provided that such consolidated financial statements contain a footnote indicating that Borrower is a separate legal entity and that it maintains separate books and records;

                  (ix) enter into any contract or agreement with any member, shareholder, principal, guarantor of the obligations of Borrower, or any Affiliate of the foregoing, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arm's-length basis with unaffiliated third parties;

                  (x) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                  (xi) assume or guaranty the debts of any other Person, hold itself out to be responsible for the debts of any other Person, or otherwise pledge its assets for the benefit of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;

                  (xii)    make any loans or advances to any Person;

                  (xiii) if legally required, fail to file its own tax returns, or files a consolidated federal income tax return with any Person (unless prohibited or required, as the case may be, by applicable Legal Requirements);

                  (xiv) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or fail to correct any known misunderstanding regarding its separate identity;

                  (xv) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, provided, however, nothing contained in this paragraph (xv) shall require the Member (as defined in the Borrower's operating agreement)(or any other individual, trust, or entity that may hold a direct and/or indirect ownership interest in the Borrower) to contribute additional capital or otherwise advance funds to the Borrower;

                  (xvi) if it is a partnership or limited liability company, without the unanimous written consent of all of its partners or members, as applicable, (a) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any Creditors Rights Laws, (b) seek or consent to the appointment of a receiver, liquidator or any similar official, (c) take any action that might cause such entity to become insolvent, or (d) make an assignment for the benefit of creditors;

                  (xvii) fail to allocate shared expenses (including, without limitation, shared office space and services performed by an employee of an Affiliate) among the Persons sharing such expenses and to use separate stationery, invoices and checks;

                  (xviii) fail to remain solvent or pay its own liabilities (including, without limitation, salaries of its own employees) only from its own funds, provided that there are sufficient funds from the operation of the Property to do so to the extent there is sufficient cash flow from the operation of the Property;

                  (xix) acquire obligations or securities of its partners, members, shareholders or other affiliates, as applicable; or

                  (xx) fail to maintain a sufficient number of employees in light of its contemplated business operations.

         (b) If Borrower is a limited partnership or limited liability company (that is not a Delaware single member limited liability company), each general partner in the case of a limited partnership, or the managing member in the case of a limited liability company (each an "SPE COMPONENT ENTITY") of Borrower, as applicable, shall be a corporation whose sole asset is its interest in Borrower. Each SPE Component Entity (i) will at all times comply with each of the covenants, terms and provisions contained in Section 6.1(a)(iii) - (vi) and
(viii) - (xxi), as if such representation, warranty or covenant was made directly by such SPE Component Entity; (ii) will not engage in any business or activity other than owning an interest in

Borrower; (iii) will not acquire or own any assets other than its partnership, membership, or other equity interest in Borrower; (iv) will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation); and (v) will cause Borrower to comply with the provisions of this
Section 6.1. Prior to the withdrawal or the disassociation of any SPE Component Entity from Borrower, Borrower shall immediately appoint a new general partner or managing member whose articles of incorporation are substantially similar to those of such SPE Component Entity. Notwithstanding the foregoing, to the extent Borrower is a single member Delaware limited liability company, so long as Borrower maintains such formation status, no SPE Component Entity shall be required.

         (c) In the event Borrower is a single member Delaware limited liability company, the limited liability company agreement of Borrower (the "LLC AGREEMENT") shall provide that (i) upon the occurrence of any event that causes the sole member of Borrower ("MEMBER") to cease to be the member of Borrower (other than (A) upon an assignment by Member of all of its limited liability company interest in Borrower and the admission of the transferee, or (B) the resignation of Member and the admission of an additional member, in either case in accordance with the terms of the Loan Documents and the LLC Agreement), the person executing the LLC Agreement as a "Special Member" (as such term is defined in the LLC Agreement) ("SPECIAL MEMBER") shall, without any action of any other Person and simultaneously with the Member ceasing to be the member of Borrower, automatically be admitted to Borrower and shall continue Borrower without dissolution and (ii) Special Member may not resign from Borrower or transfer its rights as Special Member unless a successor Special Member has been admitted to Borrower as Special Member in accordance with requirements of Delaware law. The LLC Agreement shall further provide that (i) Special Member shall automatically cease to be a member of Borrower upon the admission to Borrower of a substitute Member, (ii) Special Member shall be a member of Borrower that has no interest in the profits, losses and capital of Borrower and has no right to receive any distributions of Borrower assets, (iii) pursuant to
Section 18-301 of the Delaware Limited Liability Company Act (the "ACT"), Special Member shall not be required to make any capital contributions to Borrower and shall not receive a limited liability company interest in Borrower,
(iv) Special Member, in its capacity as Special Member, may not bind Borrower and (v) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, Borrower, including, without limitation, the merger, consolidation or conversion of Borrower. In order to implement the admission to Borrower of Special Member, Special Member shall execute a counterpart to the LLC Agreement. Prior to its admission to Borrower as Special Member, Special Member shall not be a member of Borrower.

         Upon the occurrence of any event that causes the Member to cease to be a member of Borrower, to the fullest extent permitted by law, the personal representative of Member shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of Member in Borrower, agree in writing (i) to continue Borrower and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower, effective as of the occurrence of the event that terminated the continued membership of Member of Borrower in Borrower. Any action initiated by or brought against Member or Special Member under any Creditors Rights Laws shall not cause Member or Special Member to cease to be a member of Borrower and upon the occurrence of such an event, the business of Borrower shall continue without dissolution. The LLC Agreement shall provide that each of Member and Special Member waives any right it might have to agree in writing to dissolve Borrower upon the occurrence of any action initiated by or brought against Member or Special Member under any Creditors Rights Laws, or the occurrence of an event that causes Member or Special Member to cease to be a member of Borrower.

         SECTION 6.2. CHANGE OF NAME, IDENTITY OR STRUCTURE

         Borrower shall not change or permit to be changed (a) Borrower's name,
(b) Borrower's identity (including its trade name or names), (c) Borrower's principal place of business set forth on the first page of this Agreement, (d) the corporate, partnership or other organizational structure of Borrower, each SPE Component Entity (if any), or Borrower Principal, (e) Borrower's state of organization, or (f) Borrower's organizational identification number, without in each case notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender. In addition, Borrower shall not change or permit to be changed any organizational documents of Borrower or any SPE Component Entity (if any) if such change would adversely impact the covenants set forth in Section 6.1 hereof. Borrower authorizes Lender to file any financing statement or financing statement amendment required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property. If Borrower does not now have an organizational identification number and later obtains one, or if the organizational identification number assigned to Borrower subsequently changes, Borrower shall promptly notify Lender of such organizational identification number or change.

         SECTION 6.3. BUSINESS AND OPERATIONS

         Borrower will qualify to do business and will remain in good standing under the laws of the State as and to the extent the same are legally required for the ownership, maintenance, management and operation of the Property.

                                    ARTICLE 7
                             NO SALE OR ENCUMBRANCE

         SECTION 7.1. TRANSFER DEFINITIONS

         For purposes of this Article 7 an "AFFILIATED MANAGER" shall mean any managing agent in which Borrower, Borrower Principal, any SPE Component Entity (if any) or any affiliate of such entities has, directly or indirectly, any legal, beneficial or economic interest; "CONTROL" shall mean the power to direct the management and policies of a Restricted Party, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; "RESTRICTED PARTY" shall mean Borrower, Borrower Principal, any SPE Component Entity (if any), any Affiliated Manager, or any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner of Borrower, Borrower Principal, any SPE Component Entity (if any), any Affiliated Manager or any non-member manager; and a "SALE OR PLEDGE" shall mean a voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, grant of any options with respect to, or any other transfer or disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) a legal or beneficial interest.

         SECTION 7.2. NO SALE/ENCUMBRANCE

         (a) Borrower shall not cause or permit a Sale or Pledge of the Property or any part thereof or any legal or beneficial interest therein nor permit a Sale or Pledge of an interest in any Restricted Party (in each case, a "PROHIBITED TRANSFER"), other than pursuant to Leases of space in the Improvements to Tenants in accordance with the provisions of Section 5.13, without the prior written consent of Lender.

         (b)      A Prohibited Transfer shall include, but not be limited to,
(i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock in one or a series of transactions; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general or limited partner or any profits or proceeds relating to such partnership interests or the creation or issuance of new partnership interests; (v) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or the Sale or Pledge of the membership interest of any member or any profits or proceeds relating to such membership interest; (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; or (vii) the removal or the resignation of the Manager (including, without limitation, an Affiliated Manager) other than in accordance with Section 5.14.

         SECTION 7.3. PERMITTED TRANSFERS

         Notwithstanding the provisions of Section 7.2, the following transfers shall not be deemed to be a Prohibited Transfer: (a) a transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party, so long as Borrower delivers notice to Lender as soon as practicable thereafter and that such Restricted Party is promptly reconstituted, if applicable, following the death of such member, partner or shareholder; (b) transfers for estate planning purposes of an individual's interests in any Restricted Party to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, so long as such Restricted Party is reconstituted, if applicable, following such transfer so long as there is no change in Control of such Restricted Party as a result of such transfer; (c) the Sale or Pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the stock, limited partnership interests or non-managing membership interests (as the case may be) in a Restricted

Party; provided, however, no such transfers shall result in a change in Control in the Restricted Party or change in control of the Property, and as a condition to each such transfer, Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer or (d) the sale, transfer or issuance of stock in Ashworth Inc. or any owner of the stock of Ashworth Inc., provided such stock is listed on the New York Stock Exchange or such other nationally recognized stock exchange.

         SECTION 7.4. LENDER'S RIGHTS

         Lender reserves the right to condition the consent to a Prohibited Transfer requested hereunder upon (a) a modification of the terms hereof and an assumption of the Note and the other Loan Documents as so modified by the proposed Prohibited Transfer, (b) receipt of payment of a transfer fee equal to one-half percent (0.5%) of the outstanding principal balance of the Loan and all of Lender's reasonable out-of-pocket expenses incurred in connection with such Prohibited Transfer, (c) receipt of written confirmation from the Rating Agencies that the Prohibited Transfer will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings issued in connection with a Securitization, or if a Securitization has not occurred, any ratings to be assigned in connection with an impending Securitization, (d) the proposed transferee's continued compliance with the covenants set forth in this Agreement (including, without limitation, the covenants in Article 6) and the other Loan Documents, (e) a new manager for the Property and a new management agreement satisfactory to Lender, if applicable, and (f) the satisfaction of such other conditions and/or legal opinions as Lender may reasonably request. All expenses incurred by Lender shall be payable by Borrower whether or not Lender consents to the Prohibited Transfer. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Prohibited Transfer made without Lender's consent. This provision shall apply to each and every Prohibited Transfer, whether or not Lender has consented to any previous Prohibited Transfer.

         SECTION 7.5. ASSUMPTION

         Notwithstanding the foregoing provisions of this Article 7, following the date which is six (6) months from the Closing Date, Lender shall not unreasonably withhold consent to a transfer of the Property in its entirety to, and the related assumption of the Loan by, any Person (a "TRANSFEREE") provided that each of the following terms and conditions are satisfied:

         (a)      no Event of Default has occurred and is continuing;

         (b) Borrower shall have (i) delivered written notice to Lender of the terms of such prospective transfer not less than sixty (60) days before the date on which such transfer is scheduled to close and, concurrently therewith, all such information concerning the proposed Transferee as Lender shall reasonably require and (ii) paid to Lender a non-refundable processing fee in the amount of $5,000. Lender shall have the right to approve or disapprove the proposed transfer based on its then current underwriting and credit requirements for similar loans secured by similar properties which loans are sold in the secondary market, such approval not to be unreasonably withheld. In determining whether to give or withhold its approval of the proposed transfer, Lender shall consider the experience and track record of Transferee and its principals in owning and operating facilities similar to the Property, the financial strength of Transferee and its principals, the general business standing of Transferee and its principals and Transferee's and its principals' relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Lender's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Lender determines to be commercially reasonable and, if given, may be given subject to such conditions as Lender may deem reasonably appropriate;

         (c) Borrower shall have paid to Lender, concurrently with the closing of such transfer, (i) a non-refundable assumption fee in an amount equal to one-half percent (0.5%) of the then outstanding principal balance of the Note, and (ii) all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by Lender in connection with the transfer;

         (d) (i) Transferee shall have assumed and agreed to pay the Debt as and when due subject to the provisions of Article 15 hereof and, prior to or concurrently with the closing of such transfer, Transferee and its constituent partners, members or shareholders as Lender may require, shall have executed, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption and (ii) a Person affiliated with Transferee and acceptable to Lender shall have assumed the obligations of Borrower Principal under the Loan Documents with respect to all acts and events occurring or arising after the transfer of the Property pursuant to this Section 7.5;

         (e) Borrower and Transferee, without any cost to Lender, shall furnish any information reasonably requested by Lender for the preparation of, and shall authorize Lender to file, new financing statements and financing statement amendments and other documents to the fullest extent permitted by applicable law, and shall execute any additional documents reasonably requested by Lender;

         (f) Borrower shall have delivered to Lender, without any cost or expense to Lender, such endorsements to Lender's Title Insurance Policy insuring that fee simple or leasehold title to the Property, as applicable, is vested in Transferee (subject to Permitted Encumbrances), hazard insurance endorsements or certificates and other similar materials as Lender reasonably may deem necessary at the time of the transfer, all in form and substance reasonably satisfactory to Lender;

         (g) Transferee shall have furnished to Lender, if Transferee is a corporation, partnership, limited liability company or other entity, all appropriate papers evidencing Transferee's organization and good standing, and the qualification of the signers to execute the assumption of the Debt, which papers shall include certified copies of all documents relating to the organization and formation of Transferee and of the entities, if any, which are partners or members of Transferee. Transferee and such constituent partners, members or shareholders of Transferee (as the case may be), as Lender shall require, shall comply with the covenants set forth in Article 6 hereof;

         (h) if applicable, Transferee shall assume the obligations of Borrower under any Management Agreement or provide a new management agreement with a new manager which meets with the requirements of Section 5.14 hereof and assign to Lender as additional security such new management agreement;

         (i) Transferee shall furnish an opinion of counsel satisfactory to Lender and its counsel (A) that Transferee's formation documents provide for the matters described in subparagraph (g) above, (B) that the assumption of the Debt has been duly authorized, executed and delivered, and that the Note, the Mortgage, this Agreement, the assumption agreement and the other Loan Documents are valid, binding and enforceable against Transferee in accordance with their terms, (C) that Transferee and any entity which is a controlling stockholder, member or general partner of Transferee, have been duly organized, and are in existence and good standing, and (D) with respect to such other matters as Lender may reasonably request;

         (j) if required by Lender, Lender shall have received confirmation in writing from the Rating Agencies that rate the Securities to the effect that the transfer will not result in a qualification, downgrade or withdrawal of any rating initially assigned or to be assigned to the Securities if a Securitization is pending; and

         (k) Borrower's obligations under the contract of sale pursuant to which the transfer is proposed to occur shall expressly be subject to the satisfaction of the terms and conditions of this Section 7.5.

A consent by Lender with respect to a transfer of the Property in its entirety to, and the related assumption of the Loan by, a Transferee pursuant to this
Section 7.5 shall not be construed to be a waiver of the right of Lender to consent to any subsequent Sale or Pledge of the Property. Upon the transfer of the Property pursuant to this Section 7.5, Borrower and Borrower Principal shall be relieved all of liability under the Loan Documents for acts, events or circumstances occurring or arising after the date of such transfer, except to the extent that such acts, events or circumstances are the proximate result of acts, events or circumstances that existed prior to the date of such transfer.

         SECTION 7.6. RELEASE PARCEL.

         (a) In the event Borrower desires to obtain a partial release of the Lien of the Mortgage from a Release Parcel, Lender shall release the Lien of the Mortgage (and related Loan Documents) from such Release Parcel upon satisfaction of the following conditions precedent:

                  (i)      Borrower shall provide Lender not less than thirty
(30) days notice (or a shorter period of time if permitted by Lender in its sole discretion) specifying a date which date shall not be earlier than October 1, 2005 (the "PARTIAL RELEASE DATE") on which the partial release is to occur, provided, however, that Borrower may postpone the Partial Release Date from time to time as long as the extended date is at least five (5) Business Days after notice of such extension;

                  (ii) Borrower shall have delivered to Lender at Borrower's option, (A) an endorsement to the Title Insurance Policy (which would be satisfied by an acceptable CLTA 116.7 and 123.1 or 123.2 (as applicable, with parking) endorsements to title), (B) an opinion of counsel (from counsel reasonably acceptable to Lender), (C) a certificate of an architect (from an architect reasonably acceptable to Lender and licensed to practice in the State) or (D) a letter from the appropriate Governmental Authority indicating that the Release Parcel has been legally subdivided for zoning lot purposes from the portion of the Property that would remain encumbered by the Lien of the Mortgage after the release of the Release Parcel (the "REMAINING PROPERTY") pursuant to a zoning lot subdivision in accordance with applicable Legal Requirements and that the Release Parcel and Remaining Property are each otherwise in compliance with all applicable zoning Legal Requirements;

                  (iii) Borrower shall have delivered to Lender, at Borrower's option, (A) an endorsement to the Title Insurance Policy, (B) an opinion of counsel (from counsel reasonably acceptable to Lender); or (C) a certificate of an architect (from an architect reasonably acceptable to Lender and licensed to practice in the State), indicating that the Remaining Property separately conforms to and is in material compliance with all applicable Legal Requirements and constitutes a separate tax lot(s), provided, however, that if the Remaining Property and the Release Parcel have not been assessed as separate tax lots on or before the Partial Release Date, then the conditions of this subsection (v) relating to separate tax lot(s) shall be satisfied if (X)
(1)Borrower delivers to Lender an opinion of counsel (from counsel reasonably acceptable to Lender); (2) a letter from the appropriate Governmental Authority,
(3) an endorsement to the Title Insurance Policy or (4) any other letter or certification that Lender deems acceptable to conclude that Borrower has performed all actions and obtained all consents necessary in order for the Remaining Property and the Release Parcel to be assessed as separate tax lots and that the only actions required in order for separate tax lots to be created are purely ministerial acts by the applicable taxing authority (such as assigning tax parcel identification numbers) and that separate tax lots will be created in the ordinary course no later than six (6) months after the Partial Release Date, (Y) Borrower delivers to Lender evidence that the transferee of the Release Parcel has agreed to pay its pro rata share of Taxes allocable to the Release Parcel until such parcel is separately assessed (and thereafter is responsible for all Taxes assessed against the Release Parcel) and (Z) the amount of funds held in the Tax and Insurance Account, if any, on account of the Remaining Property shall be determined based upon the Taxes due on both the Remaining Property and the Release Parcel and deposits in such amounts into the Tax and Insurance Account shall continue, until the Remaining Property and the Release Parcel are assessed as separate tax lots and Borrower delivers one of the items described in (A) through (C) above (in which event, Lender shall use only the Taxes due in connection with the Remaining Property as a basis for determining deposits into the Tax Account on account of the Remaining Property);

                  (iv) Borrower shall have delivered to Lender a certificate from an architect or engineer (from an architect or engineer reasonably acceptable to Lender and licensed to practice in the State), a Title Policy Endorsement or other evidence reasonably satisfactory to Lender and an Officer's Certificate with supporting documentation indicating that (A) the Release Parcel is not necessary for the uses of the Remaining Property, including, without limitation, for support, access, driveways, parking, utilities, drainage flows or any other purpose, (after giving effect to any easements therefore reserved over the Release Parcel for the benefit of the Remaining Property) and (B) sufficient parking remains on the Remaining Property to comply with the Ashworth Lease, with any applicable REA and all applicable Legal Requirements, and which is adequate for the proper use and enjoyment of the Remaining Property;

                  (v) if required to do so in order to satisfy applicable Legal Requirements, Borrower shall have delivered to Lender evidence that Borrower and other parties to the Release Parcel REA have signed the Release Parcel REA substantially in the form attached hereto as Exhibit B and have complied with all requirements of and obtained all approvals required under the Release Parcel REA;

                  (vi) Borrower shall have delivered a survey of the Release Parcel and the Remaining Property prepared by a surveyor licensed in the State which conforms to the metes and bounds description attached as Exhibit C-1. Lender shall have the right to use its reasonable discretion to approve any variation to the attached metes and bounds description;

                  (vii) Borrower shall have delivered to Lender on the date of the release an endorsement to the Title Insurance Policy insuring the Mortgage reflecting the partial release and (A) insuring Lender's interest in any easements created in connection with the partial release, (B) extending the effective date of such Title Insurance Policy to the effective date of the partial release, and (C) confirming no change in the priority of the Mortgage on the Remaining Property or in the amount of the insurance or the coverage under such Title Insurance Policy;

                  (viii) Borrower shall deliver to Lender an Officer's Certificate certifying that the requirements set forth in this Section 7.6 have been satisfied;

                  (ix) if the Loan is part of a Securitization, Lender shall have received confirmation in writing from the Rating Agencies to the effect that the partial release and the anticipated improvements to be placed on the Release Parcel will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such partial release for the Securities issued in connection with the Securitization that are then outstanding;

                  (x) if the Loan is part of a Securitization, Borrower shall deliver to Lender an opinion of counsel acceptable to Lender and the Rating Agencies (issued by counsel acceptable to Lender and the Rating Agencies) that the consummation of the transactions contemplated under this Section 7.6 would not constitute a "significant modification" of the Loan under Section 1001 of the IRS Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC Trust;

                  (xi)     No Event of Default shall exist hereunder;

                  (xii) Borrower shall deliver to Lender such other certificates, documents or instruments as Lender may reasonably request; and

                  (xiii) Borrower shall pay all costs and expenses of Lender incurred in connection with the partial release, including Lender's reasonable attorneys' fees and expenses.

         (b) In addition to requirements set forth in subsection (a) above (with the exception of the requirement set forth under (a)(iv), and (a)(v) which shall not be applicable), if Borrower desires to obtain a parcel release of the Lien of the Mortgage from the Release Parcel in order to facilitate the addition or expansion of improvements on the Property for retail, office or warehouse purposes, which addition or expansion shall be compatible with the use and operation of the Property as a warehouse/distribution center (the "EXPANSION") Lender shall release the

Lien of the Mortgage (and the Related Loan Documents) from such Release Parcel upon satisfaction of the following conditions precedent:

                  (i) Borrower shall have delivered to Lender preliminary plans and drawings for the improvements to be built on the Release Parcel together with a certificate from an architect (licensed to practice in the State in which the Property is located and reasonably acceptable to Lender) certifying that such plans and drawings and the improvements to be constructed pursuant thereto will comply with all Legal Requirements, including that Borrower shall be able to obtain a new or amended certificate of occupancy for the improvements upon completion of the improvements (to the extent that a determination of compliance can be made generally on the basis of preliminary plans and drawings), and Lender shall have approved such plans and drawings, which approval shall be reasonable to an institutional lender and not be unreasonably conditioned, withheld or delayed;

                  (ii) Borrower shall have delivered to Lender a certificate from an architect or engineer (licensed to practice in the State in which the Property is located and reasonably acceptable to Lender) to the effect that any improvements proposed to be built on the Release Parcel will not adversely affect the structural integrity of the Remaining Property;

                  (iii) Borrower shall have delivered to Lender an Officer's Certificate as to the proposed use of such Release Parcel, its compatibility with a warehouse/distribution center and its effects on the operation and use of the Remaining Property;

                  (iv) In place of the metes and bounds description attached as Exhibit C-1, Borrower shall have delivered a survey of the Release Parcel and the Remaining Property prepared by a surveyor licensed in the State which conforms to the metes and bounds description attached as Exhibit C-2. Lender shall have the right to use its reasonable discretion to approve any variation to the attached metes and bounds description;

                  (v) Borrower shall have delivered to Lender evidence that Borrower and other parties to the Release Parcel REA have signed the Release Parcel REA substantially in the form attached hereto as Exhibit B and have complied with all requirements of and obtained all approvals required under the Release Parcel REA

                  (vi) The transferee of the Release Parcel shall be responsible for all costs and expenses associated with the design, construction, maintenance and repair of all improvements associated with the Expansion; and

                  (vii) Borrower Principal shall provide Lender with a completion guaranty for the benefit of Borrower and its successors and/or assigns in a form that is satisfactory to Lender with respect to any demolition, construction, or other work done or proposed to be done on or affecting the Remaining Property in connection with the Expansion;

(c) If Borrower has elected to obtain a partial release of the Release Parcel from the Lien of the Mortgage and the requirements of this Section 7.6 have been satisfied, the Release Parcel shall be released from the Lien of the Mortgage and other related Loan Documents, and Lender shall consent to, and subordinate the Lien of the Mortgage encumbering the Remaining Property to, the Release Parcel REA delivered in connection with such partial release. In connection therewith, Borrower shall submit to Lender, not less than thirty (30) days prior to the Partial Release Date (or such shorter time as is acceptable to Lender in its sole discretion), a partial release of Lien of the Mortgage and other applicable, related Loan Documents for execution by Lender and a consent and subordination to the REA for execution by Lender. Such partial release and consent and subordination shall be in a form appropriate in the jurisdiction in which the Remaining Property and the Release Parcel are located and shall contain standard provisions protecting the rights of a releasing lender with respect to the Remaining Property. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such partial release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such partial release in accordance with the terms of this Agreement. Borrower shall pay all reasonable costs, taxes and expenses associated with the partial release of the Lien of the Mortgage, including Lender's reasonable attorneys' fees. Borrower shall cause title to the Release Parcel to be transferred to and held by a Person other than Borrower. Lender's release of the Release Parcel shall be deemed to mean that Borrower has satisfied or that Lender has waived any of the required conditions set forth within this Section 7.6.

                                    ARTICLE 8
                 INSURANCE; CASUALTY; CONDEMNATION; RESTORATION

         SECTION 8.1. INSURANCE.

         (a) Borrower shall obtain and maintain, or cause to be maintained, at all times insurance for Borrower and the Property providing at least the following coverages:

                  (i) comprehensive "special causes of loss" insurance on the Improvements and the Personal Property, in each case (A) in an amount equal to not less than one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings); (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property or a waiver of all co-insurance provisions; (C) providing for no deductible in excess of $10,000 for all such insurance coverage; and
         (D) if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses, providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements and containing an "Ordinance or Law Coverage" or "Enforcement" endorsement. In addition, Borrower shall obtain: (y) if any portion of the Improvements is currently or at any time in the future located in a "special flood hazard area" designated by the Federal Emergency Management Agency, flood hazard insurance in an amount equal to the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended; and (z) earthquake insurance in amounts and in form and substance reasonably satisfactory to Lender in the event the Property is located in an area with a high degree of seismic risk, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive special causes of loss insurance policy required under this subsection (i);

                  (ii) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, with such insurance (A) to be on a per occurrence basis with a general aggregate limit of not less than $2,000,000 and a per occurrence limit of not less than $1,000,000; and
         (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate;

                  (iii) loss of rents insurance or business income insurance, as applicable, (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; and (C) which provides that after the physical loss to the Improvements and Personal Property occurs, the loss of rents or income, as applicable, will be insured until completion of Restoration or the expiration of twelve (12) months, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) which contains an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve
         (12) months from the date that the Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. For hotels, motels, health care, and other property types without a standard rent roll, the amount of business income insurance required shall be not less than eighteen (18) months of debt service, taxes, insurance, and other fixed expenses. The amount of such loss of rents or business income insurance, as applicable, shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding period of coverage as required above. All proceeds payable to Lender pursuant to this subsection shall be held by Lender and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note, this Agreement and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such loss of rents or business income insurance, as applicable;

                  (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called Builder's Risk Completed Value form (1) on a non-reporting basis, (2) against "special causes of loss" insured against pursuant to subsection (i) above, (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

                  (v) workers' compensation, subject to the statutory limits of the State, and employer's liability insurance in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

                  (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (i) above;

                  (vii) excess liability insurance in an amount not less than $5,000,000 per occurrence on terms consistent with the commercial general liability insurance required under subsection (ii) above; and

                  (viii) upon sixty (60) days' written notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

         With respect to the Policies required to be maintained pursuant to clauses (i) through (viii) above, Borrower shall maintain insurance coverage against Losses resulting from acts of terrorism, provided that such insurance is available at commercially reasonable rates.

         (b) All insurance provided for in Section 8.1(a) shall be obtained under valid and enforceable policies (collectively, the "POLICIES" or in the singular, the "POLICY"), and shall be subject to the approval of Lender as to insurance companies, amounts, deductibles, loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a claims paying ability rating of "BBB" or better by S&P and "Baa2" by Moody's (or such other ratings promulgated from time to time by S&P and Moody's for properties and transactions similar in type and size to the Property and the Loan) and/or a general policy rating of "A" or better and a financial class of VIII or better by A.M. Best Company, Inc. The Policies described in Section 8.1(a) shall designate Lender and its successors and assigns as additional insureds, mortgagees and/or loss payee as deemed appropriate by Lender. To the extent such Policies are not available as of the Closing Date, Borrower shall deliver to Lender prior to the Closing Date an Accord 28 (or similar) certificate and, as soon as available after the Closing Date, certified copies of all Policies. Not less than ten (10) days prior to the expiration dates of any insurance coverage in place with respect to the Property, Borrower shall deliver to Lender an Accord 28 (or similar) certificate, accompanied by evidence satisfactory to Lender of payment of the premiums due in connection therewith (the "INSURANCE PREMIUMS"), and, as soon as available thereafter, certified copies of all renewal Policies.

         (c) Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Section 8.1(a).

         (d) All Policies provided for or contemplated by Section 8.1(a), except for the Policy referenced in Section 8.1(a)(v), shall name Borrower as the insured and Lender as the additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

         (e) All Policies provided for in Section 8.1(a) shall contain clauses or endorsements to the effect that:

                  (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any Tenant or other occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                  (ii) the Policies shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least thirty (30) days' prior written notice to Lender and any other party named therein as an additional insured;

                  (iii) the issuers thereof shall give written notice to Lender if the Policies have not been renewed thirty (30) days prior to its expiration;

                  (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder; and

                  (v) the Policies do not contain an exclusion for acts of terrorism.

         (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, obtaining such insurance coverage as Lender in its sole discretion deems appropriate. All premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and, until paid, shall be secured by the Mortgage and shall bear interest at the Default Rate.

         SECTION 8.2. CASUALTY

         If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Borrower shall give prompt notice of such damage to Lender and provided all insurance proceeds are made available to Borrower shall promptly commence and diligently prosecute the Restoration of the Property in accordance with Section 8.4. Subject to the preceding sentence, Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower. Borrower shall adjust all claims for Insurance Proceeds in consultation with, and approval of, Lender not to be unreasonably withheld; provided, however, if an Event of Default has occurred and is continuing, Lender shall have the exclusive right to participate in the adjustment of all claims for Insurance Proceeds.

         SECTION 8.3. CONDEMNATION

         Borrower shall promptly give Lender notice of the actual or threatened commencement of any proceeding for the Condemnation of the Property of which Borrower has knowledge and shall deliver to Lender copies of any and all papers served in connection with such proceedings.

Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of reasonable out-of-pocket expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 8.4, provided that Lender makes any Net Proceeds available pursuant to Section 8.4. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

         SECTION 8.4. RESTORATION

         The following provisions shall apply in connection with the Restoration of the Property:

         (a) If the Net Proceeds shall be less than $250,000 and the costs of completing the Restoration shall be less than $250,000, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Section 8.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

         (b) If the Net Proceeds are equal to or greater than $250,000 or the costs of completing the Restoration are equal to or greater than $250,000, Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 8.4. The term "NET PROCEEDS" for purposes of this Section 8.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Section 8.1 (a)(i), (iv), (vi) and (viii) as a result of a Casualty, after deduction of its reasonable out-of-pocket costs and expenses (including, but not limited to, reasonable outside counsel fees), if any, in collecting the same ("INSURANCE PROCEEDS"), or (ii) the net amount of the Award as a result of a Condemnation, after deduction of its reasonable out-of-pocket costs and expenses (including, but not limited to, reasonable outside counsel fees), if any, in collecting the same ("CONDEMNATION PROCEEDS"), whichever the case may be.

                  (i) The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions are met:

                           (A) no Event of Default shall have occurred and be continuing;

                           (B) (1) in the event the Net Proceeds are Insurance Proceeds, less than thirty percent (30%) of the total floor area of the Improvements on the Property has been damaged, destroyed or rendered unusable as a result of a Casualty and the amount of damage does not exceed thirty percent (30%) of the Property's fair market value immediately prior to the occurrence of such Casualty, or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten percent (10%) of the land constituting the Property is taken, such land is located along the perimeter or periphery of the Property, and less than fifteen percent (15%) of the aggregate floor area of the Improvements is taken and the taking does not exceed fifteen percent (15%) of the Property's fair market value immediately prior to the occurrence of such taking;

                           (C) The Ashworth Lease (or if the Ashworth Lease shall not be in effect Leases covering in the aggregate at least seventy-five percent (75%) of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such Casualty or Condemnation, whichever the case may be), and each Major Lease in effect as of such date shall remain in full force and effect during and after the completion of the Restoration without abatement of rent beyond the time required for Restoration;

                           (D) Borrower shall commence the Restoration as soon as reasonably practicable (but in no event later than ninety (90) days after such Casualty or Condemnation, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion (for the purposes of this subsection the filing for all appropriate building permits shall constitute commencement of Restoration);

                           (E) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Property as a result of the occurrence of any such Casualty or Condemnation, whichever the case may be, will be covered out of the insurance coverage referred to in Section 8.1(a)(iii) above;

                           (F)      Lender shall be satisfied that the
                  Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date, (2) the earliest date required for such completion under the terms of any Major Lease or material agreements affecting the Property, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation, or (4) the expiration of the insurance coverage referred to in Section 8.1(a)(iii) unless Borrower or Borrower Principal have deposited with Lender the amount (as determined by Lender) necessary to cover any shortfall;

                           (G) the Property and the use thereof after the Restoration will be in compliance with and permitted under all Legal Requirements;

                           (H) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable Legal Requirements;

                           (I)      such Casualty or Condemnation, as
                  applicable, does not result in the loss of permanent access to the Property or the Improvements;

                           (J) Borrower shall deliver, or cause to be delivered, to Lender a signed detailed budget approved in writing by Borrower's architect or engineer stating the entire cost of completing the Restoration, which budget shall be reasonably acceptable to Lender; and

                           (K) the Net Proceeds together with any cash or cash equivalent deposited by Borrower with Lender are sufficient in Lender's reasonable judgment to cover the cost of the Restoration.

                  (ii) The Net Proceeds shall be held by Lender until disbursements commence, and, until disbursed in accordance with the provisions of this Section 8.4(b), shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all the conditions precedent to such advance, including those set forth in Section 8.4(b)(i), have been satisfied, (B) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the related Restoration item have been paid for in full, and (C) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy. Notwithstanding the foregoing, Insurance Proceeds from the Policies required to be maintained by Borrower pursuant to Section 8.1(a)(iii) shall be controlled by Lender at all times, shall not be subject to the provisions of this Section 8.4 and shall be used solely for the payment of the obligations under the Loan Documents and Operating Expenses.

                  (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "RESTORATION CONSULTANT"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts in excess of $100,000 under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Restoration Consultant. All reasonable, out-of-pocket costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration, including, without limitation, reasonable outside counsel fees and disbursements and the Restoration Consultant's reasonable fees, shall be paid by Borrower.

                  (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Restoration Consultant, minus the Restoration Retainage. The term "RESTORATION RETAINAGE" shall mean an amount equal to ten percent (10%) of the hard costs actually incurred for work in place as part of the Restoration, as certified by the Restoration Consultant, until the Restoration has been completed. The Restoration Retainage shall be reduced to five percent (5%) of the hard costs incurred upon receipt by Lender of satisfactory evidence that fifty percent (50%) of the Restoration has been completed. The final Restoration Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 8.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Restoration Retainage shall not be released until the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 8.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate Governmental Authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Restoration Retainage; provided, however, that Lender will release the portion of the Restoration Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Restoration Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the conditional lien waivers and evidence of payment in full (or that the retainage will be used to paid in full) of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy, and Lender receives an endorsement to the Title Insurance Policy insuring the continued priority of the lien of the Mortgage and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Restoration Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

                  (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

                  (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender in consultation with the Restoration Consultant, be sufficient to pay in full the balance of the construction costs which are estimated by the Restoration Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "NET PROCEEDS DEFICIENCY") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for construction costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 8.4(b) shall constitute additional security for the Debt and other obligations under the Loan Documents.

                  (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 8.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents.

         (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 8.4(b)(vii) may (x) be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper, or, (y) at the sole discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes and upon such conditions as Lender shall designate. If, pursuant to this Section 8.4, Lender shall receive and retain Net Proceeds, (i) the lien of the Mortgage shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt; and (ii) notwithstanding any other provisions hereof, Borrower shall not be required to repair or restore the portion of the Property affected by such Casualty or Condemnation to the condition or character the Property was in immediately prior to such Casualty or Condemnation so long as no Event of Default exists, but Borrower shall be required to remove all debris with respect to the portion of the Property not required to be restored in a manner that is safe and is not dangerous to health or other property and is in compliance with all applicable laws.

         (d) In the event of foreclosure of the Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the Debt, all right, title and interest of Borrower in and to the Policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure, Lender or other transferee in the event of such other transfer of title.

                                    ARTICLE 9
                                  RESERVE FUNDS

         SECTION 9.1. INTENTIONALLY DELETED.

         SECTION 9.2. REPLACEMENTS.

         (a) On an ongoing basis throughout the term of the Loan, Borrower shall make capital repairs, replacements and improvements necessary to keep the Property in good order and repair and in a good marketable condition or prevent deterioration of the Property, including, but not limited to, those repairs, replacements and improvements more particularly described in the Property Condition Report prepared in connection with the closing of the Loan (collectively, the "REPLACEMENTS"). Borrower shall complete all Replacements in a good and workmanlike manner as soon as commercially reasonable after commencing to make each such Replacement.

         (b) Borrower shall establish on the date hereof an Eligible Account with Lender or Lender's agent to fund the Replacements (the "REPLACEMENT RESERVE ACCOUNT"). Upon the occurrence and during the continuance of a Trigger Period, Borrower shall deposit $4,075.58 (the "REPLACEMENT RESERVE MONTHLY DEPOSIT") into the Replacement Reserve Account on each Scheduled Payment Date, provided, however, Borrower shall not be obligated to make such Replacement Reserve Monthly Deposits on any Scheduled Payment Date if funds in the Replacement Reserve Account equals or exceeds $40,775. Amounts so deposited shall hereinafter be referred to as "REPLACEMENT RESERVE FUNDS." Lender may, in its reasonable discretion, adjust the Replacement Reserve Monthly Deposit from time to time to an amount sufficient to maintain the proper maintenance and operation of the Property. In the event Lender shall at any time increase the Replacement Reserve Monthly Deposit, Borrower may, at its election, request that Lender obtain, at the sole cost and expense of Borrower, a Property Condition Report prepared by an engineer selected by Lender in its reasonable discretion, in which case the Replacement Reserve Monthly Deposit shall be adjusted by Lender based on the results of such report, provided that in no event shall such amounts be reduced below the initial amount of the Replacement Reserve Monthly Deposit set forth in herein.

         SECTION 9.3. TENANT IMPROVEMENTS AND LEASING COMMISSIONS.

         (a) Borrower hereby agrees to (a) perform, or cause to be performed, tenant improvements required under any Lease entered into in accordance with the provisions of Section 5.13 of this Agreement (collectively, the "TENANT IMPROVEMENTS"), and (b) pay the costs of leasing commissions incurred by Borrower in connection with the leasing of the Property or a portion thereof (collectively, "LEASING COMMISSIONS").

         (b) Borrower shall establish on the date hereof an Eligible Account with Lender or Lender's agent to fund Tenant Improvements and Leasing Commissions (the "LEASING RESERVE ACCOUNT"). Upon the occurrence and during the continuance of a Trigger Period, Borrower shall deposit with Lender into the Leasing Reserve Account (i) the sum of $4,245 (the "LEASING RESERVE MONTHLY DEPOSIT") on each Scheduled Payment Date and (ii) any sum or termination fee payable to Borrower in connection with any Tenant's election to exercise any early termination option contained in its respective lease of space at the Property (the "TERMINATION FEE DEPOSIT") on the date of Borrower's receipt thereof. Amounts so deposited shall hereinafter be referred to as the "LEASING RESERVE FUNDS."

         SECTION 9.4. REQUIRED WORK.

         Borrower shall diligently pursue all Replacements and Tenant Improvements (collectively, the "REQUIRED WORK") to completion in accordance with the following requirements:

         (a) Lender reserves the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Required Work to the extent such contracts or work orders exceed $100,000. Upon Lender's request, Borrower shall assign any contract or subcontract to Lender.

         (b) In the event Lender determines in its reasonable discretion that any Required Work is not being or has not been performed in a workmanlike or timely manner, Lender shall have the option to withhold disbursement for such unsatisfactory Required Work upon fifteen (15) days prior written notice to Borrower (unless there exists a threat to health or safety, in which case no such notice shall be required) and to proceed under existing contracts or to contract with third parties to complete such Required Work and to apply the Replacement Reserve Funds, toward the labor and materials necessary to complete such Required Work, and to exercise any and all other remedies available to Lender upon an Event of Default hereunder.

         (c) In order to facilitate Lender's completion of the Required Work pursuant to Section 9.4(b), Borrower grants Lender the right to enter onto the Property and perform any and all work and labor necessary to complete the Required Work and/or employ watchmen to protect the Property from damage. All sums so expended by Lender, to the extent not from the Reserve Funds, shall be deemed to have been advanced under the Loan to Borrower and secured by the Mortgage. For this purpose Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Required Work in the name of Borrower upon Borrower's failure to do so in a workmanlike and timely manner. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Borrower empowers said attorney-in-fact as follows: (i) to use any of the Reserve Funds for the purpose of making or completing the Required Work; (ii) to make such additions, changes and corrections to the Required Work as shall be reasonably necessary or desirable to complete the Required Work; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Property, or as may be necessary or desirable for the completion of the Required Work, or for clearance of title;
(v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property except to the extent arising from Lender's gross negligence or willful misconduct; and (vii) to do any and every act which Borrower might do on its own behalf to fulfill the terms of this Agreement with regards to Lender's performance of the Required Work.

         (d) Nothing in this Section 9.4 shall: (i) make Lender responsible for making or completing the Required Work; (ii) require Lender to expend funds in addition to the Reserve Funds to make or complete any Required Work; (iii) obligate Lender to proceed with the Required Work; or (iv) obligate Lender to demand from Borrower additional sums to make or complete any Required Work.

         (e) Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect, or inspector) or third parties performing Required Work pursuant to this Section
9.4 to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Required Work and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Required Work which are or may be kept at the Property, and to complete any Required Work made pursuant to this Section 9.4. Borrower shall cause all contractors and subcontractors to cooperate with Lender and Lender's representatives or such other persons described above in connection with inspections described in this
Section 9.4 or the completion of Required Work pursuant to this Section 9.4.

         (f) Lender may, to the extent any Required Work would reasonably require an inspection of the Property, inspect the Property at Borrower's expense prior to making a disbursement of the Reserve Funds in excess of $50,000 in order to verify completion of the Required Work for which reimbursement is sought. Borrower shall pay Lender a reasonable inspection fee not exceeding $500 for each such inspection. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of the Reserve Funds. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.

         (g) The Required Work and all materials, equipment, fixtures, or any other item comprising a part of any Required Work shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other Liens (except for Permitted Encumbrances).

         (h) Before each disbursement of the Reserve Funds in excess of $50,000 (if any), Lender may require Borrower to provide Lender with a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's or other Liens of any nature have been placed against the Property since the date of recordation of the Mortgage and that title to the Property is free and clear of all Liens (except for Permitted Encumbrances).

         (i) All Required Work shall comply with all Legal Requirements and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

         (j) Borrower hereby assigns to Lender all rights and claims Borrower may have against all Persons supplying labor or materials in connection with the Required Work; provided, however, that Lender may not pursue any such rights or claims unless an Event of Default has occurred and remains uncured.

         SECTION 9.5. RELEASE OF RESERVE FUNDS.

         (a) Upon written request from Borrower and satisfaction of the requirements set forth in this Section 9.5, Lender shall disburse to Borrower amounts from (i) the Replacement Reserve Account to the extent necessary to reimburse Borrower for the actual costs of any approved Replacements, or (ii) the Leasing Reserve Account to the extent necessary to reimburse Borrower for the actual costs of Tenant Improvements and/or Leasing Commissions incurred in connection with Leases entered into in accordance with the Loan Documents provided that (A) such Leasing Commissions are reasonable and customary for properties similar to the Property and the portion of the Property leased for which such Leasing Commissions are due, and (B) the amount of such Leasing Commissions are determined pursuant to arm's-length transactions between Borrower and any leasing agent to which a Leasing Commission is due, and excluding any Leasing Commissions which shall be due any member, general partner or shareholder of Borrower or any affiliate of Borrower. Notwithstanding the preceding sentence, in no event shall Lender be required to (x) disburse funds from any of the Reserve Accounts if an Event of Default exists, or (y) disburse funds from the Replacement Reserve Account to reimburse Borrower for the costs of routine repairs or maintenance to the Property or for Tenant Improvements and Leasing Commissions.

         (b) Each request for disbursement in excess of $25,000 from any of the Reserve Accounts shall be on a form provided or approved by Lender and shall
(i) include copies of invoices for all items or materials purchased and all labor or services provided and (ii) specify (A) the Required Work for which the disbursement is requested, (B) the quantity and price of each item purchased, if the Required Work includes the purchase or replacement of specific items, (C) the price of all materials (grouped by type or category) used in any Required Work other than the purchase or replacement of specific items, and (D) the cost of all contracted labor or other services applicable to each Required Work for which such request for disbursement is made, and (iii) include, if such request for disbursement is in connection with Tenant Improvements, a certificate from the Tenant(s) for which the Tenant Improvements have been performed stating that such Tenant Improvements have been completed in a manner satisfactory and acceptable to such Tenant(s) and (unless disbursement is requested pursuant to Section 9.5(d)), such Tenant(s) has accepted the premises demised under the applicable Lease(s), and containing such other information as Lender may require, in form and substance reasonably satisfactory to Lender, and/or if such request for disbursement is in connection with Leasing Commissions, a certificate from the leasing agent that no further sums are due to it in connection with the applicable Lease. With each request Borrower shall certify in writing to Lender that all Required Work has been performed in accordance with all Legal Requirements and, with respect to each request less than or equal to $25,000, that all such Required Work has been completed lien free and paid for in full. Except as provided in Section 9.5(d), each request for disbursement shall be made only after completion of the Replacement or Tenant Improvement (or the portion thereof completed in accordance with Section 9.5(d)), or the full performance by the leasing agent of its obligations (in the case of Leasing Commissions), as applicable, for which disbursement is requested. Borrower shall provide Lender evidence satisfactory to Lender in its reasonable judgment of such completion or performance.

         (c) Borrower shall pay all invoices in connection with the Required Work with respect to which a disbursement is requested prior to submitting such request for disbursement from the Reserve Accounts or, at the request of Borrower, Lender will issue joint checks, payable to Borrower and the contractor, supplier, materialman, mechanic, subcontractor or other party to whom payment is due in connection with the Required Work. In the case of payments made by joint check, Lender may require a waiver of lien from each Person receiving payment prior to Lender's disbursement of the Reserve Funds. In addition, as a condition to any disbursement in excess of $50,000, Lender may require Borrower to obtain conditional lien waivers from each contractor, supplier, materialman, mechanic or subcontractor with respect to the completion of its work or delivery of its materials. Any conditional lien waiver delivered hereunder shall conform to all Legal Requirements and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current disbursement request (or, in the event that payment to such contractor, supplier, subcontractor, mechanic or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request). In the case of Leasing Commissions, payment shall be made to any leasing agent to which a Leasing Commission is due in the amount of invoices submitted by such leasing agent, provided all of the other conditions for disbursements for such Leasing Commissions are satisfied in the judgment of Lender.

         (d)      If (i) the cost of any item of Required Work exceeds $50,000,
(ii) the contractor performing such Required Work requires periodic payments pursuant to terms of a written contract, and (iii) Lender has approved in writing in advance such periodic payments, a request for disbursement from the Reserve Accounts may be made after completion of a portion of the work under such contract, provided (A) such contract requires payment upon completion of such portion of work, (B) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property or are appropriately stored off-site, (C) all other conditions in this Agreement for disbursement have been satisfied, and (D) in the case of a Replacement, funds remaining in the Replacement Reserve Account are, in Lender's judgment, sufficient to complete such Replacement and other Replacements when required.

         (e) Borrower shall not make a request for, nor shall Lender have any obligation to make, any disbursement from any Reserve Account more frequently than once in any calendar month and (except in connection with the final disbursement) in any amount less than the lesser of (i) $10,000 or (ii) the total cost of the Required Work or Leasing Commission for which the disbursement is requested.

         (f)      Intentionally Deleted.

         (g) In the event any Borrower requests a disbursement from the Replacement Reserve Account to reimburse Borrower for the actual cost of labor or materials used in connection with repairs or improvements other than the Replacements specified in the Property Condition Report prepared in connection with the closing of the Loan (an "ADDITIONAL REPLACEMENT"), Borrower shall disclose in writing to Lender the reason why funds in the Replacement Reserve Account should be used to pay for such Additional Replacement. If Lender determines that (i) such Additional Replacement is of the type intended to be covered by the Replacement Reserve Account, (ii) costs for such Additional Replacement are reasonable, (iii) the funds in the Replacement Reserve Account are sufficient to pay for such Additional Replacement and all other Replacements for the Property specified in the Property Condition Report, and (iv) all other conditions for disbursement under this Agreement have been met, Lender may disburse funds from the Replacement Reserve Account.

         (h) Lender's disbursement of any Reserve Funds or other acknowledgment of completion of any Required Work in a manner satisfactory to Lender shall not be deemed a certification or warranty by Lender to any Person that the Required Work has been completed in accordance with Legal Requirements.

         (i) If the funds in any Reserve Account should exceed the amount of payments actually applied by Lender for the purposes of the account, Lender shall either return any excess to Borrower or at the written request of Borrower credit such excess against future payments to be made to that Reserve Account. In allocating any such excess, Lender may deal with the Person shown on Lender's records as being the owner of the Property. If at any time Lender reasonably determines that the Reserve Funds are not or will not be sufficient to make the required payments, Lender shall notify Borrower of such determination and Borrower shall pay to Lender any amount necessary to make up the deficiency within ten (10) days after notice from Lender to Borrower requesting payment thereof.

         (j) The insufficiency of any balance in any of the Reserve Accounts shall not relieve Borrower from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

         (k)      Intentionally Deleted.

         (l) Upon payment in full of the Debt, all amounts remaining on deposit, if any, in the Replacement Reserve Account shall be returned to Borrower or the Person shown on Lender's records as being the owner of the Property and no other party shall have any right or claim thereto.

         (m) Upon the earlier to occur of (i) the completion of all Tenant Improvements and the full performance by the leasing agent of its obligations with respect to any Leasing Commissions, as verified by Lender in its reasonable discretion, or (ii) the payment in full of the Debt, all amounts remaining on deposit, if any, in the Leasing Reserve Account shall be returned to Borrower or the Person shown on Lender's records as being the owner of the Property and no other party shall have any right or claim thereto.

         SECTION 9.6. TAX AND INSURANCE RESERVE FUNDS.

         Borrower shall establish on the date hereof an Eligible Account with Lender or Lender's agent sufficient to discharge Borrower's obligations for the payment of Taxes and Insurance Premiums pursuant to Section 5.4 and Section 8.1 hereof (the "TAX AND INSURANCE RESERVE ACCOUNT"). Upon and during the continuance of (i) an Event of Default by Borrower under the Loan Documents,
(ii) an default by Tenant under the Ashworth Lease, or (iii) a Trigger Period (collectively "COLLECTION EVENTS"), Borrower shall deposit with Lender an amount which when added to the required monthly deposits set forth in the next sentence, is sufficient to make the payments of Taxes and Insurance Premiums as required herein. Borrower shall deposit into the Tax and Insurance Reserve Account on each Scheduled Payment Date (a) upon a Collection Event, one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months or such higher amount necessary to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to the earlier of (i) the date that the same will become delinquent and (ii) the date that additional charges or interest will accrue due to the non-payment thereof, and (b) except to the extent Lender has waived the insurance escrow because the insurance required hereunder is maintained under a blanket insurance Policy acceptable to Lender in accordance with Section 8.1(c), one-twelfth of the Insurance Premiums that Lender estimates will be payable during the next ensuing twelve (12) months for the renewal of the coverage afforded by the Policies upon the expiration thereof or such higher amount necessary to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the "TAX AND INSURANCE RESERVE FUNDS"). Lender will apply the Tax and Insurance Reserve Funds to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Section 5.4 and Section 8.1 hereof. In making any disbursement from the Tax and Insurance Reserve Account, Lender may do so according to any bill, statement or estimate procured from the appropriate public office or tax lien service (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Reserve Funds shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Section 5.4 and Section 8.1 hereof, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Reserve Account. In allocating any such excess, Lender may deal with the person shown on Lender's records as being the owner of the Property. Any amount remaining in the Tax and Insurance Reserve Account after the Debt has been paid in full shall be returned to Borrower or the person shown on Lender's records as being the owner of the Property and no other party shall have any right or claim thereto. If at any time Lender reasonably determines that the Tax and Insurance Reserve Funds are not or will not be sufficient to pay Taxes and Insurance Premiums by the dates set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall pay to Lender any amount necessary to make up the deficiency within ten (10) days after notice from Lender to Borrower requesting payment thereof.

         SECTION 9.7. RESERVE FUNDS GENERALLY.

         (a)      (i)      Except for the Replacement Reserve Account and the
Leasing Reserve Account, no earnings or interest on the Reserve Accounts shall be payable to Borrower. Neither Lender nor any loan servicer that at any time holds or maintains such non-interest-bearing Reserve Accounts shall have any obligation to keep or maintain such Reserve Accounts or any funds deposited therein in interest-bearing accounts. If Lender or any such loan servicer elects in its sole and absolute discretion to keep or maintain any non-interest-bearing Reserve Account or any funds deposited therein in an interest-bearing account, the account shall be an Eligible Account and (A) such funds shall not be invested except in Permitted Investments, and (B) all interest earned or accrued thereon shall be for the account of and be retained by Lender or such loan servicer.

                  (ii) Funds deposited in the Replacement Reserve Account and the Leasing Reserve Account shall be held in an interest-bearing business savings account and interest shall be credited to Borrower. In no event shall Lender or any loan servicer that at any time holds or maintains the Replacement Reserve Account be required to select any particular interest-bearing account or the account that yields the highest rate of interest, provided that selection of the account shall be consistent with the general standards at the time being utilized by Lender or the loan servicer, as applicable, in establishing similar accounts for loans of comparable type. All such interest shall be and become part of the Replacement Reserve Account and shall be disbursed in accordance with Section 9.5 above; provided, however, that Lender may, at its election, retain any such interest for its own account during the occurrence and continuance of an Event of Default. Borrower agrees that it shall include all interest on Replacement Reserve Funds as the income of Borrower (and, if Borrower is a partnership or other pass-through entity, the partners, members or beneficiaries of Borrower, as the case may
         be), and shall be the owner of the Replacement Reserve Funds for federal and applicable state and local tax purposes, except to the extent that Lender retains any interest for its own account during the occurrence and continuance of an Event of Default as provided herein.

         (b) Borrower grants to Lender a first-priority perfected security interest in, and assigns and pledges to Lender, each of the Reserve Accounts and any and all Reserve Funds now or hereafter deposited in the Reserve Accounts as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Accounts and the Reserve Funds shall constitute additional security for the Debt. The provisions of this Section 9.7 are intended to give Lender or any subsequent holder of the Loan "control" of the Reserve Accounts within the meaning of the UCC.

         (c) The Reserve Accounts and any and all Reserve Funds now or hereafter deposited in the Reserve Accounts shall be subject to the exclusive dominion and control of Lender, which shall hold the Reserve Accounts and any or all Reserve Funds now or hereafter deposited in the Reserve Accounts subject to the terms and conditions of this Agreement. Borrower shall have no right of withdrawal from the Reserve Accounts or any other right or power with respect to the Reserve Accounts or any or all of the Reserve Funds now or hereafter deposited in the Reserve Accounts, except as expressly provided in this Agreement.

         (d) Lender shall furnish or cause to be furnished to Borrower, without charge, an annual accounting of each Reserve Account in the normal format of Lender or its loan servicer, showing credits and debits to such Reserve Account and the purpose for which each debit to each Reserve Account was made.

         (e) As long as no Event of Default has occurred and is continuing, Lender shall make disbursements from the Reserve Accounts in accordance with this Agreement. All such disbursements shall be deemed to have been expressly pre-authorized by Borrower, and shall not be deemed to constitute the exercise by Lender of any remedies against Borrower unless an Event of Default has occurred and is continuing and Lender has expressly stated in writing its intent to proceed to exercise its remedies as a secured party, pledgee or lienholder with respect to the Reserve Accounts.

         (f) If any Event of Default occurs, Borrower shall immediately lose all of its rights to receive disbursements from the Reserve Accounts until the earlier to occur of (i) the date on which such Event of Default is cured to Lender's satisfaction, or (ii) the payment in full of the Debt. Upon the occurrence and during the continuance of any Event of Default, Lender may exercise any or all of its rights and remedies as a secured party, pledgee and lienholder with respect to the Reserve Accounts. Without limitation of the foregoing, upon the occurrence and during the continuance of any Event of Default, Lender may use and disburse the Reserve Funds (or any portion thereof) for any of the following purposes: (A) repayment of the Debt, including, but not limited to, principal prepayments and the prepayment premium applicable to such full or partial prepayment (as applicable); (B) reimbursement of Lender for all losses, fees, costs and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default;
(C) payment of any amount expended in exercising any or all rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents; (D) payment of any item from any of the Reserve Accounts as required or permitted under this Agreement; or (E) any other purpose permitted by applicable law; provided, however, that any such application of funds shall not cure or be deemed to cure any Event of Default. Without limiting any other provisions hereof, each of the remedial actions described in the immediately preceding sentence shall be deemed to be a commercially reasonable exercise of Lender's rights and remedies as a secured party with respect to the Reserve Funds and shall not in any event be deemed to constitute a setoff or a foreclosure of a statutory banker's lien. Nothing in this Agreement shall obligate Lender to apply all or any portion of the Reserve Funds to effect a cure of any Event of Default, or to pay the Debt, or in any specific order of priority. The exercise of any or all of Lender's rights and remedies under this Agreement or under any of the other Loan Documents shall not in any way prejudice or affect Lender's right to initiate and complete a foreclosure under the Mortgage.

         (g) The Reserve Funds shall not constitute escrow or trust funds and may be commingled with other monies held by Lender. Notwithstanding anything else herein to the contrary, Lender may commingle in one or more Eligible Accounts any and all funds controlled by Lender, including, without limitation, funds pledged in favor of Lender by other borrowers, whether for the same purposes as the Reserve Accounts or otherwise. Without limiting any other provisions of this Agreement or any other Loan Document, the Reserve Accounts may be established and held in such name or names as Lender or its loan servicer, as agent for Lender, shall deem appropriate, including, without limitation, in the name of Lender or such loan servicer as agent for Lender. In the case of any Reserve Account which is held in a commingled account, Lender or its loan servicer, as applicable, shall maintain records sufficient to enable it to determine at all times which portion of such account is related to the Loan. The Reserve Accounts are solely for the protection of Lender. With respect to the Reserve Accounts, Lender shall have no responsibility beyond the allowance of due credit for the sums actually received by Lender or beyond the reimbursement or payment of the costs and expenses for which such accounts were established in accordance with their terms. Upon assignment of the Loan by Lender, any Reserve Funds shall be turned over to the assignee and any responsibility of Lender as assignor shall terminate. The requirements of this Agreement concerning Reserve Accounts in no way supersede, limit or waive any other rights or obligations of the parties under any of the Loan Documents or under applicable law.

         (h) Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Reserve Accounts or the Reserve Funds deposited therein or permit any Lien to attach thereto, except for the security interest granted in this Section 9.7, or any levy to be made thereon, or any UCC Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

         (i)      Borrower will maintain the security interest created by this
Section 9.7 as a first priority perfected security interest and will defend the right, title and interest of Lender in and to the Reserve Accounts and the Reserve Funds against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of Lender, and at the sole expense of Borrower, Borrower will promptly and duly execute and deliver such further instruments and documents and will take such further actions as Lender reasonably may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

                           ARTICLE 10 CASH MANAGEMENT

         SECTION 10.1. INTENTIONALLY DELETED

                     ARTICLE 11 EVENTS OF DEFAULT; REMEDIES

         SECTION 11.1. EVENT OF DEFAULT.

         The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

         (a) if any portion of the Debt is not paid prior to the fifth day following the date the same is due or if the entire Debt is not paid on or before the Maturity Date;

         (b) except as otherwise expressly provided in the Loan Documents, if any of the Taxes or Other Charges are not paid when the same are due and payable (or with respect to Taxes, prior to the date on which Taxes would be delinquent), unless there is sufficient money in the Tax and Insurance Reserve Account for payment of amounts then due and payable and Lender's access to such money has not been constrained or restricted in any manner;

         (c)      if (i) the Policies are not kept in full force and effect,
(ii) the Accord 28 certificates (or similar certificates) are not delivered to Lender in accordance with Section 8.1 or (iii) certified copies of the Policies are not delivered to Lender upon request, provided such copies are available;

         (d) if Borrower breaches any covenant with respect to itself or any SPE Component Entity (if any) contained in Article 6 or any covenant contained in Article 7 hereof;

         (e) if any representation or warranty of, or with respect to, Borrower, Borrower Principal, any SPE Component Entity, or any member, general partner, principal or beneficial owner of any of the foregoing, made herein, in any other Loan Document, or in any certificate, report, financial statement or other instrument or document furnished to Lender at the time of the closing of the Loan or during the term of the Loan shall have been false or misleading in any material respect when made;

         (f) if (i) Borrower, or any managing member or general partner of Borrower, Borrower Principal, or any SPE Component Entity (if any) shall commence any case, proceeding or other action (A) under any Creditors Rights Laws, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Borrower, any managing member or general partner of Borrower, Borrower Principal, or any SPE Component Entity (if any) shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower, any managing member or general partner of Borrower, Borrower Principal, or any SPE Component Entity (if any) any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against Borrower, any managing member or general partner of Borrower, Borrower Principal, or any SPE Component Entity (if any) any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) Borrower, any managing member or general partner of Borrower, Borrower Principal, or any SPE Component Entity (if any) shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Borrower, any managing member or general partner of Borrower, Borrower Principal, or any SPE Component Entity (if any) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

         (g) if Borrower shall be in default beyond applicable notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property, whether it be superior or junior in lien to the Mortgage;

         (h) if the Property becomes subject to any mechanic's, materialman's or other Lien other than a Lien for any Taxes or Other Charges not then due and payable and the Lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of sixty (60) days;

         (i) if any federal tax lien is filed against Borrower, any member or general partner of Borrower, Borrower Principal, or any SPE Component Entity (if any) or the Property and same is not discharged of record or bonded to Lender's reasonable satisfaction within sixty (60) days after same is filed;

         (j) if a judgment is filed against the Borrower in excess of $50,000 which is not vacated, or stayed on appeal or discharged within 30 days;

         (k) if any default occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any;

         (l) if Borrower shall permit any event within its control to occur that would cause any REA to terminate without notice or action by any party thereto or would entitle any party to terminate any REA and the term thereof by giving notice to Borrower; or any REA shall be surrendered, terminated or canceled for any reason or under any circumstance whatsoever except as provided for in such REA; or any term of any REA shall be modified or supplemented without Lender's consent; or Borrower shall fail, within ten (10) Business Days after demand by Lender, to exercise its option to renew or extend the term of any REA or shall fail or neglect to pursue diligently all actions necessary to exercise such renewal rights pursuant to such REA except as provided for in such REA; or

         (m) if Borrower shall continue to be in default under any other term, covenant or condition of this Agreement or any of the Loan Documents for more than ten (10) days after notice from Lender in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty
(30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of ninety (90) days.

         SECTION 11.2. REMEDIES.

         (a) Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default described in Section 11.1(f) above) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in the Property, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Property, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in Section 11.1(f) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

         (b) Upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singularly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

                                   ARTICLE 12
                            ENVIRONMENTAL PROVISIONS

         SECTION 12.1. ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants, based upon an Environmental Report of the Property and information that Borrower knows or should reasonably have known, that: (a) there are no Hazardous Materials or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws and with permits issued pursuant thereto (if such permits are required), if any, and (ii) either (A) in the case of Hazardous Materials, in amounts not in excess of that necessary to operate the Property for the purposes set forth herein or (B) fully disclosed to Lender in writing pursuant to an Environmental Report; (b) there are no past, present or threatened Releases of Hazardous Materials in violation of any

Environmental Law or which would require remediation by a Governmental Authority in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Materials migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any Person relating to Hazardous Materials in, on, under or from the Property; (f) the Property is free of Mold; and (g) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property known to Borrower or contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or migrating to or from the Property and/or to the environmental condition of or the presence of Mold at the Property.

         SECTION 12.2. ENVIRONMENTAL COVENANTS.

         Borrower covenants and agrees that so long as Borrower owns, manages, is in possession of, or otherwise controls the operation of the Property: (a) all uses and operations on or of the Property, whether by Borrower or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Materials in, on, under or from the Property; (c) there shall be no Hazardous Materials in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and (ii) (A) in amounts not in excess of that necessary to operate the Property for the purposes set forth herein or (B) fully disclosed to and approved by Lender in writing or (C) with respect to Mold, not in a condition, location, or of a type which may pose a risk to human health or safety or the environment or which may result in damage to or would adversely affect or impair the value or marketability of the Property; (d) Borrower shall keep the Property free and clear of all Environmental Liens; (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.4 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender, upon Lender's reasonable belief that the Property is not in full compliance with all Environmental Laws, and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall keep the Property free of Mold; and (h) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (A) reasonably effectuate remediation of any Hazardous Materials in, on, under or from the Property; and (B) comply with any Environmental Law; (i) Borrower shall not allow any tenant or other user of the Property to violate any Environmental Law; and (j) Borrower shall immediately notify Lender in writing after it has become aware of (A) any presence or Release or threatened Release of Hazardous Materials in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property;
(C) any actual or potential Environmental Lien against the Property; (D) any required or proposed remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication of which Borrower becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials. Any intentional failure of Borrower to perform its obligations pursuant to this Section 12.2 shall constitute bad faith waste with respect to the Property.

         SECTION 12.3. LENDER'S RIGHTS.

         Lender and any other Person designated by Lender, including but not limited to any representative of a Governmental Authority, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

         SECTION 12.4. OPERATIONS AND MAINTENANCE PROGRAMS.

         If reasonably recommended by the Environmental Report or any other environmental assessment or audit of the Property, Borrower shall establish and comply with an operations and maintenance program with respect to the Property, in form and substance reasonably acceptable to Lender, prepared by an environmental consultant reasonably acceptable to Lender, which program shall address any asbestos-containing material or lead based paint or Mold that may now or in the future be detected at or on the Property. Without limiting the generality of the preceding sentence, Lender may require (a) periodic notices or reports to Lender in form, substance and at such intervals as Lender may reasonably specify, (b) a reasonable amendment to such operations and maintenance program to address changing circumstances, laws or other matters,
(c) at Borrower's sole expense, supplemental examination of the Property by consultants specified by Lender if Lender reasonably believes that the same is warranted due to the environmental condition at the Property, (d) access to the Property by Lender, its agents or servicer, to review and assess the environmental condition of the Property and Borrower's compliance with any operations and maintenance program, and (e) variation of the operations and maintenance program in response to the reports provided by any such consultants.

         SECTION 12.5. ENVIRONMENTAL DEFINITIONS.

         "ENVIRONMENTAL LAW" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act, that apply to Borrower or the Property and relate to Hazardous Materials or protection of human health or the environment. "ENVIRONMENTAL LIENS" means all Liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other Person. "ENVIRONMENTAL REPORT" means the written reports resulting from the environmental site assessments of the Property delivered to Lender in connection with the Loan. "HAZARDOUS MATERIALS" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material", "hazardous waste", "toxic substance", "toxic pollutant", "contaminant", or "pollutant" within the meaning of any Environmental Law. "MOLD" shall mean any mold, fungi, bacterial or microbial matter present at or in the Property, including, without limitation, building materials which is in a condition, location or a type which may pose a risk to human health or safety or the environment, may result in damage to or would adversely affect or impair the value or marketability of the Property. "RELEASE" of any Hazardous Materials includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

                                   ARTICLE 13
                                SECONDARY MARKET

         SECTION 13.1. TRANSFER OF LOAN

         Lender may, at any time, sell, transfer or assign the Loan Documents, or grant participations therein ("PARTICIPATIONS") or syndicate the Loan ("SYNDICATION") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement ("SECURITIES") (a Syndication or the issuance of Participations and/or Securities, a "SECURITIZATION").

         SECTION 13.2. DELEGATION OF SERVICING

         At the option of Lender, the Loan may be serviced by a servicer/trustee selected by LENDER and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to such servicer/trustee pursuant to a servicing agreement between Lender and such servicer/trustee.

         SECTION 13.3. DISSEMINATION OF INFORMATION

         Lender may forward to each purchaser, transferee, assignee, or servicer of, and each participant, or investor in, the Loan, or any Participations and/or Securities or any of their respective successors (collectively, the "INVESTOR") or any Rating Agency rating the Loan, or any Participations and/or Securities, each prospective Investor, and any organization maintaining databases on the underwriting and performance of commercial mortgage loans, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any managing member or general partner thereof, Borrower Principal, any SPE Component Entity (if any) and the Property, including financial statements, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable. Borrower irrevocably waives any and all rights it may have under applicable Legal Requirements to prohibit such disclosure, including but not limited to any right of privacy.

         SECTION 13.4. COOPERATION

         Borrower and Borrower Principal agree to reasonably cooperate with Lender in connection with any sale or transfer of the Loan or any Participation and/or Securities created pursuant to this Article 13, including, without limitation, (a) the delivery of an estoppel certificate required in accordance with Section 5.12(a) and such other documents as may be reasonably requested by Lender, (b) the execution of such amendments to the Loan Documents as may be requested by the holder of the Note or the Rating Agency that shall issue a rating on the Loan or otherwise to effect the Securitization including, without limitation, bifurcation of the Loan into two or more separate notes; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, except in connection with a bifurcation of the Loan which may result in varying fixed interest rates and amortization schedules, but which shall have the same initial weighted average coupon of the original Note, or (ii) in the reasonable judgment of Borrower, modify or amend any other material economic term of the Loan, or (iii) in the reasonable judgment of Borrower, materially increase Borrower's obligations and liabilities under the Loan Documents, and (c) make changes to the organizational documents of Borrower and its principals and/or use its best efforts to cause changes to the legal opinions delivered by Borrower in connection with the Loan, provided, that such changes shall not result in a material adverse economic effect to Borrower. Borrower shall also furnish and Borrower and Borrower Principal consent to Lender furnishing to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower or Borrower Principal as may be reasonably requested by Lender, any Investor, any prospective Investor or any Rating Agency in connection with any sale or transfer of the Loan or any Participations or Securities. All reasonable third party costs and expenses incurred by Borrower in connection with Borrower's complying with requests made under the foregoing provisions of this
Section 13.4 shall be paid by Borrower. Lender shall be responsible for all of its out-of-pocket costs in connection with a Securitization.

                                   ARTICLE 14
                                INDEMNIFICATIONS

         SECTION 14.1. GENERAL INDEMNIFICATION

         Borrower shall indemnify, defend and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following to the extent the event occurred during the period that Borrower owns the Property: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(b) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (d) any failure of the Property to be in compliance with any applicable Legal Requirements; (e) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (f) the holding or investing of the Reserve Accounts or the performance of the Required Work, or Additional Replacements, or (g) the payment of any commission, charge or brokerage fee to anyone claiming to be paid by or through Borrower and which may be payable in connection with the funding of the Loan (collectively, the "INDEMNIFIED LIABILITIES"); provided, however, that Borrower shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

         SECTION 14.2. MORTGAGE AND INTANGIBLE TAX INDEMNIFICATION

         Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of the Mortgage, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

         SECTION 14.3. ERISA INDEMNIFICATION

         Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Section 4.9 or Section
5.18 of this Agreement.

         SECTION 14.4. SURVIVAL

         The obligations and liabilities of Borrower under this Article 14 shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgage.

                                   ARTICLE 15
                                   EXCULPATION

         SECTION 15.1. EXCULPATION.

         (a) Except as otherwise provided herein or in the other Loan Documents, Lender shall not enforce the liability and obligation of Borrower or Borrower Principal, as applicable, to perform and observe the obligations contained herein or in the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or Borrower Principal, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Agreement, the Note, the Mortgage and the other Loan Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Agreement, the Note, the Mortgage and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower or Borrower Principal, as applicable, only to the extent of Borrower's or Borrower Principal's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Agreement, the Note, the Mortgage and the other Loan Documents, agrees that it shall not, except as otherwise provided in this Section 15.1, sue for, seek or demand any deficiency judgment against Borrower or Borrower Principal in any such action or proceeding, under or by reason of or under or in connection with this Agreement, the Note, the Mortgage or the other Loan Documents. The provisions of this Section 15.1 shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Agreement, the Note, the Mortgage or the other Loan Documents; (ii) impair the right of Lender to name Borrower or Borrower Principal as a party defendant in any action or suit for judicial foreclosure and sale under this Agreement and the Mortgage;
(iii) affect the validity or enforceability of any indemnity (including, without limitation, those contained in the Environmental Indemnity and Article 14 of this Agreement), guaranty, master lease or similar instrument made in connection with this Agreement, the Note, the Mortgage and the other Loan Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the assignment of leases provisions contained in the Mortgage; or (vi) impair the right of Lender to obtain a deficiency judgment or other judgment on the Note against Borrower or Borrower Principal if necessary to obtain any Insurance Proceeds or Awards to which Lender would otherwise be entitled under this Agreement; provided however, Lender shall only enforce such judgment to the extent of the Insurance Proceeds and/or Awards.

         (b) Notwithstanding the provisions of this Section 15.1 to the contrary, Borrower and Borrower Principal shall be personally liable to Lender on a joint and several basis for Losses due to:

                  (i) fraud or intentional misrepresentation by Borrower or Borrower Principal in connection with the execution and the delivery of this Agreement, the Note, the Mortgage, any of the other Loan Documents, or any certificate, report, financial statement or other instrument or document furnished to Lender by or on behalf of Borrower or Borrower Principal at the time of the closing of the Loan or during the term of the Loan;

                  (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence and during the continuance of an Event of Default;

                  (iii) Borrower's misapplication or misappropriation of tenant security deposits or Rents collected in advance;

                  (iv) the misapplication or the misappropriation of Insurance Proceeds or Awards;

                  (v) Borrower's failure to pay Taxes, Other Charges, charges for labor or materials or other charges that can create liens on the Property beyond any applicable notice and cure periods specified herein (except to the extent that (A) sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms hereof and there exists no impediment to Lender's utilization thereof or (B) there is insufficient cash flow from the operation of the Property);

                  (vi) Borrower's failure to return or to reimburse Lender for all Personal Property taken from the Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value;

                  (vii) any act of actual waste or arson by Borrower, any principal, Affiliate, member or general partner thereof or by Borrower Principal, any principal, Affiliate, member or general partner thereof; or

                  (viii) Borrower's failure following any Event of Default to deliver to Lender upon demand all Rents and books and records relating to the Property.

         (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect and the Debt shall be fully recourse to Borrower and Borrower Principal on a joint and several basis in the event (i) of a breach by Borrower, Borrower Principal or any SPE Component Entity (if any) of any of the covenants set forth in Article 6 hereof, to the extent that such breach is (A) material and (B) is not cured within fifteen (15) days of the earlier to occur of notice from Lender or Borrower's knowledge of such breach, (ii) of a breach of any of the covenants set forth in Article 7 hereof, (iii) the Property or any part thereof shall become an asset in a voluntary bankruptcy or insolvency proceeding filed by or on behalf of Borrower,
(iv) Borrower, Borrower Principal or any Affiliate, officer, director, or representative which controls, directly or indirectly, Borrower or Borrower Principal files, or joins in the filing of, an involuntary petition against Borrower under any Creditors Rights Laws, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any Person; (v) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under any Creditors Rights Laws, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; or (vi) any Affiliate, officer, director, or representative which controls Borrower affirmatively consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Property.

         (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Agreement, the Note, the Mortgage or the other Loan Documents.

         (e) Subject to the terms of Section 12.6, upon payment in full of the Loan, Borrower Principal shall be relieved of its obligations under this
Article 15.

                                   ARTICLE 16
                                     NOTICES

         SECTION 16.1. NOTICES.

         All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested, (b) expedited prepaid overnight delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or by (c) telecopier (with answer back acknowledged provided an additional notice is given pursuant to subsection (b) above), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

         If to Lender:              Bank of America, N.A.
                                    Capital Markets Servicing Group
                                    555 South Flower Street
                                    6th floor
                                    CA9-706-06-42
                                    Los Angeles, California  90071
                                    Attn: Servicing Manager
                                    Telephone No: (800) 462-0505
                                    Facsimile No.: (213) 345-6587

         With a copy to:            Dechert LLP
                                    30 Rockefeller Plaza
                                    New York, New York 10112
                                    Attention: Joseph Philip Forte
                                    Telephone No.: (212) 698-3500
                                    Facsimile No.: (212) 696-3599

         If to Borrower:            Ashworth EDC, LLC

                                    2765 Loker Avenue West
                                    Calsbad, California 92008
                                    Attention: Terence Tsang and
                                               Peter Case
                                    Telephone No.: (760) 438-6610
                                    Facsimile No.: (760) 476-8438

         With a copy to:            Allen Matkins Leck Gamble &
                                    Mallory LLP
                                    12348 High Bluff Drive, Suite
                                    100

                                    San Diego, California 92130
                                    Attention: Tom Crosbie, Esq.
                                    Telephone No.: (619) 233-1155
                                    Facsimile No.: (619) 233-1153

         If to Borrower             Ashworth Inc.
         Principal:                 2765 Loker Avenue West
                                    Calsbad, California 92008
                                    Attention: Terence Tsang and Peter Case
                                    Telephone No.: (760) 438-6610
                                    Facsimile No.: (760) 476-8438

         With a copy to:            Allen Matkins Leck Gamble &
                                    Mallory LLP
                                    12348 High Bluff Drive, Suite
                                    100
                                    San Diego, California 92130
                                    Attention: Tom Crosbie, Esq.
                                    Telephone No.: (619) 233-1155
                                    Facsimile No.: (619) 233-1153

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

                                   ARTICLE 17
                               FURTHER ASSURANCES

         SECTION 17.1. REPLACEMENT DOCUMENTS

         Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record: (i) with respect to any Loan Document other than the Note, Borrower will issue, in lieu thereof, a replacement of such other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Loan Document in the same principal amount thereof and otherwise of like tenor and (ii) with respect to the Note, (a) Borrower will execute a reaffirmation of the Debt as evidenced by such Note acknowledging that Lender has informed Borrower that the Note was lost, stolen destroyed or mutilated and that such Debt continues to be an obligation and liability of the Borrower as set forth in the Note, a copy of which shall be attached to such reaffirmation and (b) if requested by Lender, Borrower will execute a replacement note and Lender or Lender's custodian (at Lender's option) shall provide to Borrower Lender's (or Lender's custodian's) then standard form of lost note affidavit and indemnity, which such form shall be reasonably acceptable to Borrower.

         SECTION 17.2. RECORDING OF MORTGAGE, ETC

         Borrower forthwith upon the execution and delivery of the Mortgage and thereafter, from time to time, will cause the Mortgage and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all reasonable expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, the Mortgage, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any Mortgage with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Mortgage, any deed of trust or mortgage supplemental hereto, any Mortgage with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         SECTION 17.3. FURTHER ACTS, ETC

         Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every further acts, deeds, conveyances, deeds of trust, mortgages, assignments, security agreements, control agreements, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording the Mortgage, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements and financing statement amendments to evidence more effectively, perfect and maintain the priority of the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation, such rights and remedies available to Lender pursuant to this Section 17.3.

         SECTION 17.4. CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS

         (a) If any law is enacted or adopted or amended after the date of this Agreement which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable provided that no prepayment premium shall be payable in connection therewith.

         (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of the Mortgage or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

         If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, the Mortgage, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

         SECTION 17.5. EXPENSES.

         Except as otherwise expressly provided in any of the Loan Documents, Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender upon receipt of written notice from Lender for all reasonable out-of-pocket costs and expenses (including reasonable, actual outside counsel fees and disbursements) reasonably incurred by Lender in accordance with this Agreement in connection with (a) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions reasonably requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property); (b) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (c) following a request by Borrower, Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (d) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (e) securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement; (f) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Lien in favor of Lender pursuant to this Agreement and the other Loan Documents; (g) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (h) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender.

                                   ARTICLE 18
                                     WAIVERS

         SECTION 18.1. REMEDIES CUMULATIVE; WAIVERS.

         The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower or Borrower Principal pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

         SECTION 18.2. MODIFICATION, WAIVER IN WRITING.

         No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

         SECTION 18.3. DELAY NOT A WAIVER.

         Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

         SECTION 18.4. TRIAL BY JURY.

         BORROWER, BORROWER PRINCIPAL AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, BORROWER PRINCIPAL AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER, BORROWER PRINCIPAL AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER, BORROWER PRINCIPAL AND LENDER.

         SECTION 18.5. WAIVER OF NOTICE.

         Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

         SECTION 18.6. REMEDIES OF BORROWER.

         In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment. Lender agrees that, in such event, it shall cooperate in expediting any action seeking injunctive relief or declaratory judgment.

         SECTION 18.7. WAIVER OF MARSHALLING OF ASSETS.

         To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Property, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever.

         SECTION 18.8. WAIVER OF STATUTE OF LIMITATIONS.

         Borrower hereby expressly waives and releases, to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

         SECTION 18.9. WAIVER OF COUNTERCLAIM.

         Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim (or any other claim that must be raised at the time of response to any claim by Lender in order not to be waived), in any action or proceeding brought against it by Lender or its agents.

         SECTION 18.10. GRADSKY WAIVERS.

         Borrower and Borrower Principal hereby waive each of the following:

         (a) Any rights of Borrower Principal of subrogation, reimbursement, indemnification, and/or contribution against Borrower or any other person or entity, and any other rights and defenses that are or may become available to Borrower Principal or any other person or entity by reasons of Sections 2787-2855, inclusive of the California Civil Code;

         (b) Any rights or defenses that may be available by reason of any election of remedies by Lender (including, without limitation, any such election which in any manner impairs, effects, reduces, releases, destroys or extinguishes Borrower Principal's subrogation rights, rights to proceed against Borrower for reimbursement, or any other rights of Borrower Principal to proceed against any other person, entity or security, including but not limited to any defense based upon an election of remedies by Lender under the provisions of
Section 580(d) of the California Code of Civil Procedure or any similar law of California or of any other State or of the United Sates); and

         (c) Any rights or defenses Borrower Principal may have because its obligations under this Agreement (the "BORROWER PRINCIPAL OBLIGATIONS") are secured by real property or any estate for years. These rights or defenses include, but are not limited to, any rights or defenses that are based upon, directly or indirectly, the application of Section 580(a), Section 580(b),
Section 580(d) or Section 726 of the California Code of Civil Procedure to the Borrower Principal Obligations.

         The provisions of this subsection (c) mean, among other things:

                  (y) Lender may collect from Borrower Principal without first foreclosing on any real or personal property collateral pledged by Borrower for the Debt; and

                  (z)      If Lender forecloses on a real property pledged by
         Borrower:

                           (1) The Borrower Principal Obligations shall be reduced only by the price for which the collateral is sold at the foreclosure sale even if the collateral is worth more at the time of the sale.

                           (2) Lender may collect from Borrower Principal even if Lender, by foreclosing on the real property collateral, has destroyed any right of Borrower Principal to collect from Borrower. Further, the provisions of this Agreement constitute an unconditional and irrevocable waiver of any rights and defenses Borrower Principal may have because Borrower's obligations are secured by real property. These rights and defenses, include, but are not limited to, any rights or defenses based upon Section 580(a), Section 580(b),
                  Section 580(d) or Section 726 of the California Code of Civil Procedure.

                                   ARTICLE 19
                                  GOVERNING LAW

         SECTION 19.1. CHOICE OF LAW.

         This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State and applicable laws of the United States of America, except that, with respect to the security interest in the Reserve Accounts, the laws of the state where the Reserve Accounts are located shall apply.

         SECTION 19.2. SEVERABILITY.

         Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 19.3. PREFERENCES.

         Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any Creditors Rights Laws, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

                                   ARTICLE 20
                                  MISCELLANEOUS

         SECTION 20.1. SURVIVAL.

         (a) This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

         (b) References in the Loan Documents to the successors and/or assigns of Lender shall mean any successor and/or assigns of Lender that is the holder of the Note; provided however that this shall not be construed to restrict Lender's ability to delegate the servicing rights with respect to the Loan pursuant to Section 13.2 of this Agreement.

         SECTION 20.2. LENDER'S DISCRETION.

         Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

         SECTION 20.3. HEADINGS.

         The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 20.4. COST OF ENFORCEMENT.

         In the event (a) that the Mortgage is foreclosed in whole or in part,
(b) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, or
(c) Lender exercises any of its other remedies under this Agreement or any of the other Loan Documents, Borrower shall be chargeable with and agrees to pay all costs of collection and defense, including attorneys' fees and costs, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

         SECTION 20.5. SCHEDULES INCORPORATED.

         The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

         SECTION 20.6. OFFSETS, COUNTERCLAIMS AND DEFENSES.

         Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

         SECTION 20.7. NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES.

         (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender.

         (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

         (c) The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

         (d) Notwithstanding anything to the contrary contained herein, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

         (e) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Agreement, the Mortgage, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

         (f) Borrower recognizes and acknowledges that in accepting this Agreement, the Note, the Mortgage and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the representations and warranties set forth in Article 4 of this Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Agreement, the Note, the Mortgage and the other Loan Documents in the absence of the warranties and representations as set forth in Article 4 of this Agreement.

         SECTION 20.8. PUBLICITY.

         All news releases, publicity or advertising by Borrower or its Affiliates through any media intended to reach the general public which refers to the Loan, Lender, Banc of America Securities LLC, or any of their Affiliates shall be subject to the prior written approval of Lender, not to be unreasonably withheld. Lender shall be permitted to make any news, releases, publicity or advertising by Lender or its Affiliates through any media intended to reach the general public which refers to the Loan, the Property, Borrower, Borrower Principal and their respective Affiliates without the approval of Borrower or any such Persons. Borrower also agrees that Lender may share any information pertaining to the Loan with Bank of America Corporation, including its bank subsidiaries, Banc of America Securities LLC and any other Affiliates of the foregoing, in connection with the sale or transfer of the Loan or any Participations and/or Securities created.

         SECTION 20.9. CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE.

         In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

         SECTION 20.10. ENTIRE AGREEMENT.

         This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written between Borrower and Lender are superseded by the terms of this Agreement and the other Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                      BORROWER:

                                      ASHWORTH EDC, LLC, a Delaware limited
                                      liability company

                                      By: ASHWORTH INC., a Delaware corporation

                                          By: /s/ Terence Tsang
                                              Name: Terence Tsang
                                              Title: EVP, COO & CFO

                                      BORROWER PRINCIPAL:

                                      Acknowledged and agreed to
                                      with respect to its
                                      obligations set forth in
                                      Article 4, Section 7.6,
                                      Article 15 and Article 18
                                      hereof:

                                      ASHWORTH INC., a Delaware corporation

                                      By: /s/ Terence Tsang
                                          Name: Terence Tsang
                                          Title: EVP, COO & CFO

                                      LENDER:

                                      BANK OF AMERICA, N.A., a national
                                      banking association

                                      By: /s/ Steven Wasser
                                          Name: Steven Wasser
                                          Title: Principal